                                                                     Exhibit 4.2



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                      FIRST SUPPLEMENTAL INDENTURE OF TRUST


                                     between


                          EDUCATION LOANS INCORPORATED


                                       and


                         U.S. BANK NATIONAL ASSOCIATION

                                   as Trustee


                         ------------------------------

                         Dated as of __________ 1, 1999

                         ------------------------------



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

                                TABLE OF CONTENTS
                                -----------------

                                                                                                         Page
                                                                                                         ----
PARTIES      ..........................................................................................   1
RECITALS     ..........................................................................................   1

Section 1.   Definitions...............................................................................   1
Section 2.   Authorization and Terms of Series 1999-1 Notes............................................  14
Section 3.   Interest Payable on Series 1999-1 Notes...................................................  17
Section 4.   Determining the Series 1999-1 Senior Note Auction Rate....................................  24
Section 5.   Determination of Payment Defaults and Payment of
             Auction Agent and Broker-Dealer Fees......................................................  34
Section 6.   Calculation of Maximum Auction Rate, All Hold
             Rate, Net Loan Rate, One-Month LIBOR, Three-Month
             LIBOR and Non-Payment Rate................................................................  34
Section 7.   Notification of Rates, Amounts and Payment Dates..........................................  35
Section 8.   Auction Agent.............................................................................  36
Section 9.   Broker-Dealers............................................................................  37
Section 10.  Changes in Auction Period or Periods......................................................  37
Section 11.  Changes in the Auction Date...............................................................  38
Section 12.  Additional Provisions Regarding the Series 1999-1 Senior
             Note Interest Rate........................................................................  39
Section 13.  Qualifications of Market Agent............................................................  40
Section 14.  Conversion of Series 1999-1 Senior Note Auction Rate and
             Auction Period on the Series 1999-1 Senior Notes to a
             New Interest Period.......................................................................  40
Section 15.  Mandatory Tender and Purchase of Series 1999-1 Senior Notes
             in connection with Conversion to a New Interest Period....................................  42
Section 16.  Remarketing Agent Notes...................................................................  44
Section 17.  Purposes of Issuance of Series 1999-1 Notes...............................................  45
Section 18.  Deposit of Series 1999-1 Note Proceeds....................................................  45
Section 19.  Redemption of Series 1999-1 Notes.........................................................  45
Section 20.  Book-Entry Series 1999-1 Notes ...........................................................  52
Section 21.  Series 1999-1 Accounts and Subaccounts....................................................  55
Section 22.  Purchase of Eligible Loans From Series 1999-1 Acquisition Account and
             Series 1999-1 Surplus Subaccount..........................................................  56
Section 23.  Limitation on Costs of Issuance, Administrative Expenses and Note Fees....................  57
Section 24.  Proceeds of Sales of Certain Student Loans To Be Deposited in the
             Acquisition Fund..........................................................................  57
Section 25.  Limitation on Acquisition of Consolidation Loans and Special Program
             Loans.....................................................................................  57
Section 26.  Notice Regarding Servicing Agreements ....................................................  58
Section 27.  Servicing Review..........................................................................  58
Section 28.  Certain Findings, Determinations and Designations.........................................  62
Section 29.  Governing Law.............................................................................  64

                                      -i-
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
Section 30.  Section Headings; Table of Contents.......................................................  64
Section 31.  Severability..............................................................................  65
Section 32.  Counterparts..............................................................................  65
Section 33.  Effect of First Supplemental Indenture....................................................  65

SIGNATURES   ..........................................................................................  66

Exhibit A--Form of Series 1999-1 Senior Notes (prior to Conversion Date)...............................  A-1
Exhibit B--Form of Series 1999-1C Notes................................................................  B-1
Exhibit C--Form of Notice of A Payment Default.........................................................  C-1
Exhibit D--Form of Notice of Cure of Payment Default...................................................  D-1
Exhibit E--Form of Notice of Proposed Auction Period Adjustment........................................  E-1
Exhibit F--Form of Notice Establishing Auction Period Adjustment.......................................  F-1
Exhibit G--Form of Notice of Change in Auction Date....................................................  G-1
Exhibit H--List of Student Loan Purchase Agreements  ..................................................  H-1

     THIS FIRST SUPPLEMENTAL INDENTURE OF TRUST, dated as of ____________ 1, 1999, between EDUCATION LOANS INCORPORATED, a corporation duly organized and existing under the laws of the State of Delaware (the "Corporation"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association duly established, existing and authorized to accept and execute trusts of the character herein set out under and by virtue of the laws of the United States (the "Trustee");

                              W I T N E S S E T H:

     WHEREAS, the Corporation and the Trustee, as trustee, have heretofore executed and delivered an Indenture of Trust (the "Original Indenture"); and

     WHEREAS, the Original Indenture prescribes the terms and conditions upon which the Corporation may from time to time authorize and issue series of Notes (as defined in the Original Indenture); and

     WHEREAS, the Corporation has, by proper action of its Board, authorized and determined to issue three series of Notes in the respective aggregate principal amounts of $_______ (the "Series 1999-1A Notes") and $________ (the "Series 1999-1B Notes"), each of which will be a series of Class A Notes, and $__________ (the "Series 1999-1C Notes," and, together with the Series 1999-1A Notes and the Series 1999-1B Notes, the "Series 1999-1 Notes"), which will be a series of Class B Notes; and

     WHEREAS, the Corporation desires by this First Supplemental Indenture to prescribe the terms and provisions of the Series 1999-1 Notes, all as more fully set forth herein; and

     WHEREAS, the Corporation also desires, at this time, to amend certain provisions of the Original Indenture in conjunction with the issuance of the Series 1999 Notes; and

     WHEREAS, the execution and delivery of this First Supplemental Indenture and the issuance of the Series 1999-1 Notes have been in all respects duly and validly authorized by the Corporation;

     NOW, THEREFORE, THIS First Supplemental INDENTURE WITNESSETH:

     Section 1. Definitions. In this First Supplemental Indenture, the terms defined in the Original Indenture shall, except as otherwise provided in this
Section 1, have the same meaning when used herein unless the context or use thereof indicates another or different meaning or intent. In addition, the following terms shall have the following respective meanings unless the context hereof clearly requires otherwise:

     "All Hold Rate" shall mean, with respect to a series of Series 1999-1 Senior Notes, One-Month LIBOR less .___%.

     "Administrative Cost and Note Fee Rate" shall mean a rate per annum equal to the sum of (i) .___%, (ii) the Auction Agent Fee Rate and (iii) the Broker-Dealer Fee Rate.

     "Auction" shall mean the implementation of the Auction Procedures on an Auction Date.

     "Auction Agent" shall mean the Initial Auction Agent under the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement becomes effective, after which "Auction Agent" shall mean the Substitute Auction Agent.

     "Auction Agent Agreement" shall mean the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which "Auction Agent Agreement" shall mean such Substitute Auction Agent Agreement.

     "Auction Agent Fee" shall have the meaning ascribed to such term in the Auction Agent Agreement.

     "Auction Agent Fee Rate" shall have the meaning ascribed to such term in the Auction Agent Agreement.

     "Auction Date" shall mean, initially, with respect to the Series 1999-1A Notes, _______________, and with respect to the Series 1999-1B Notes, __________________, and, thereafter, with respect to each such series of Series 1999-1 Senior Notes, the Business Day immediately preceding the first day of each Auction Period for such series, other than:

     (A)  an Auction Period which commences on a Conversion Date;

     (B) an Auction Period commencing after the ownership of such series is no longer maintained in Book-Entry Form by the Securities Depository;

     (C) an Auction Period commencing after and during the continuance of a Payment Default; or

     (D) an Auction Period commencing less than two (2) Business Days after the cure of a Payment Default.

Notwithstanding the foregoing, the Auction Date for one or more Auction Periods may be changed pursuant to Section 11 of this First Supplemental Indenture.

     "Auction Period" shall mean the Interest Period applicable to the Series 1999-1A Notes and the Series 1999-1B Notes during which time the Series 1999-1 Senior Note Auction Rate is determined pursuant to Section 4 hereof, which Auction Period (after the Initial Interest Period for each such series) initially shall consist generally of 28 days, as the same may be adjusted pursuant to Section 10 hereof.

     "Auction Period Adjustment" shall mean an adjustment to the Auction Period as provided in Section 10 hereof.

     "Auction Procedures" shall mean the procedures set forth in Sections 4 through 11 hereof by which the Auction Rate is determined.

     "Auction Rate" shall mean the rate of interest per annum that results from implementation of the Auction Procedures and is determined as described in
Section 4(c)(ii) hereof.

     "Authorized Denominations" shall mean (i) with respect to the Series 1999-1 Senior Notes, $100,000 and any integral multiple thereof, and (ii) with respect to the Series 1999-1C Notes, $5,000 and any integral multiple thereof.

     "Available Series 1999-1A Notes" or "Available Series 1999-1B Notes" shall have the meaning ascribed to such term in Section 4(c)(i)(A) hereof.

     "Bid" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

     "Bid Auction Rate" shall have the meaning ascribed to such term in Section 4(c)(i) hereof.

     "Bidder" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

     "Bond Equivalent Yield--91-Day T-Bill" shall mean, in respect of any security the rate for which is quoted in The Wall Street Journal on a bank discount basis, a yield (expressed as a percentage) calculated in accordance with the following formula and rounded up to the nearest .01%:

                  Bond Equivalent Yield =               Q x N        x 100
                                                  -----------------
                                                    360 - (91 x Q)

where "Q" refers to the per annum rate for the security quoted on a bank discount basis and expressed as a decimal, and "N" refers to 365 or 366 (days), as the case may be.

     "Book-Entry Form" or "Book-Entry System" shall mean a form or system under which (i) the beneficial right to principal and interest may be transferred only through a book entry, (ii) physical securities in registered form are issued only to a Securities Depository or its nominee as registered holder, with the securities "immobilized" to the custody of the Securities Depository, and (iii) the book entry is the record that identifies the owners of beneficial interests in that principal and interest.

     "Broker-Dealer" shall mean Salomon Smith Barney Inc. or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Corporation pursuant to Section 9 hereof and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

     "Broker-Dealer Agreement" shall mean each agreement between the Auction Agent and a Broker-Dealer, and approved by the Corporation, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement shall be in substantially the form of the Broker-Dealer Agreement, dated as of _________ 1, 1999, between Bankers Trust Company, as Auction Agent, and Salomon Smith Barney Inc., as Broker-Dealer.

     "Broker-Dealer Fee" shall have the meaning ascribed to such term in the Auction Agent Agreement.

     "Broker-Dealer Fee Rate" shall have the meaning ascribed to such term in the Auction Agent Agreement.

     "Business Day" shall mean a day of the year on which (i) banks located in the city in which the Principal Office of the Trustee is located are not required or authorized to remain closed, (ii) banks located in the city in which the Principal Office of the Auction Agent, as set forth in and for purposes of the Auction Agent Agreement, is located are not required or authorized to remain closed and (iii) The New York Stock Exchange is not closed. The Trustee shall provide to the Auction Agent on the Closing Date, and on each _______________ 1 thereafter, a list of all legal holidays in the state in which the Principal Office of the Trustee is located during the ensuing twelve-month period.

     "Carry-Over Amount" shall mean (i) with respect to a Series 1999-1 Senior Note, the excess, if any, of (a) the amount of interest on such Note that would have accrued with respect to the related Interest Period at the Auction Rate over (b) the amount of interest on such Note actually accrued with respect to such Interest Period based on the Net Loan Rate, together with the unpaid portion of any such excess from prior Interest Periods, and (ii) with respect to a Series 1999-1C Note, the excess, if any, of (a) the amount of interest on such Note that would have accrued with respect to the related Interest Period at the Series 1999-1C Note LIBOR-Based Rate over (b) the amount of interest on such Note actually accrued with respect to such Interest Period based on the Net Loan Rate, together with the unpaid portion of any such excess from prior Interest Periods; provided that any reference to "principal" or "interest" in this First Supplemental Indenture, in the Indenture and in the Series 1999-1 Notes shall not include, within the meanings of such words, any Carry-Over Amount or any interest accrued on any Carry-Over Amount.

     "Closing Cash Flow Projection" shall mean the Cash Flow Projection delivered in conjunction with the issuance of the Series 1999-1 Notes.

     "Closing Date" shall mean, with respect to the Series 1999-1 Notes, ______________, 1999, the date of initial issuance and delivery of the Series 1999-1 Notes hereunder.

     "Conversion" shall mean the conversion from time to time of the Series 1999-1 Senior Note Interest Rate on a series of the Series 1999-1 Senior Notes from a Series 1999-1 Senior Note Interest Rate calculated on the basis of one Interest Period to one calculated or fixed, as the case may be, on the basis of another Interest Period pursuant to the provisions of this First Supplemental Indenture, excluding, however, any Auction Period Adjustment; provided that the period during which the Series 1999-1 Senior Note Interest Rate on a series of the Series 1999-1 Senior Notes shall be calculated on the basis of any such other Interest Period shall be not less than thirty (30) days.

     "Conversion Date" shall mean the date on which a Conversion and the new Series 1999-1 Senior Note Interest Rate and Interest Period are effective, which date must be a regularly scheduled Interest Payment Date with respect to the applicable series of Series 1999-1 Senior Notes.

     "Deposit Agent" shall mean, with respect to the Revenue Fund, Norwest Bank South Dakota, N.A., Aberdeen, South Dakota, and its successor or successors and any other bank or banking association having trust powers or trust company at any time substituted in its place pursuant to the Indenture.

     "Eligible Carry-Over Make-Up Amount" shall mean, (i) with respect to each Interest Period relating to a series of Series 1999-1 Senior Notes as to which, as of the first day of such Interest Period, there is any unpaid Carry-Over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of such series in respect of such Interest Period at a per annum rate equal to the excess, if any, of the Net Loan Rate over the Series 1999-1 Senior Note Auction Rate, and (b) the aggregate Carry-Over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period, and (ii) with respect to each Interest Period relating to the Series 1999-1C Notes as to which, as of the first day of such Interest Period, there is any unpaid Carry-Over Amount, an amount equal to the lesser of (a) interest computed on the principal balance of the Series 1999-1C Notes in respect of such Interest Period at a per annum rate equal to the excess, if any, of the Net Loan Rate over the Series 1999-1C LIBOR-Based Rate, and (b) the aggregate Carry-Over Amount remaining unpaid as of the first day of such Interest Period together with interest accrued and unpaid thereon through the end of such Interest Period. The Eligible Carry-Over Make-Up Amount shall be $0.00 for any Interest Period with respect to which the Net Loan Rate equals or exceeds (1) the Series 1999-1 Senior Note Auction Rate, in the case of a series of Series 1999-1 Senior Notes, or (2) the Series 1999-1C LIBOR-Based Rate, in the case of the Series 1999-1C Notes.

     "Existing Holder" shall mean (i) with respect to and for the purpose of dealing with the Auction Agent in connection with an Auction, a Person who is a Broker-Dealer listed in the Existing Holder Registry at the close of business on the Business Day immediately preceding such Auction and (ii) with respect to and for the purpose of dealing with the Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of Series 1999-1 Senior Notes.

     "Existing Holder Registry" shall mean the registry of Persons who are owners of the Series 1999-1 Senior Notes, maintained by the Auction Agent as provided in the Auction Agent Agreement.

     "First Supplemental Indenture" shall mean this First Supplemental Indenture of Trust, as amended or supplemented in accordance with the terms hereof and of the Indenture.

     "Hold Order" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

     "Initial Auction Agent" shall mean Bankers Trust Company, a New York banking corporation, its successors and assigns.

     "Initial Auction Agent Agreement" shall mean the Auction Agent Agreement, dated as of ___________ 1, 1999, by and among the Corporation, the Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto.

     "Initial Interest Period" shall mean, as to a series of Series 1999-1 Notes, the period commencing on the Closing Date and continuing through the day immediately preceding the Initial Interest Rate Adjustment Date for such series.

     "Initial Interest Rate Adjustment Date" shall mean (i) with respect to the Series 1999-1A Notes, _________, (ii) with respect to the Series 1999-1B Notes, ___________, and (iii) with respect to the Series 1999-1C Notes, ______________.

     "Interest Payment Date" shall mean (i) each regularly scheduled interest payment date on the Series 1999-1 Notes, which shall be (a) with respect to a series of Series 1999-1 Senior Notes, (1) so long as such series bears interest at a Series 1999-1 Senior Note Auction Rate, the Business Day immediately following the expiration of the Initial Interest Period for such series and each related Auction Period thereafter, and (2) upon Conversion of such series from an Auction Period to a new Interest Period, the date or dates set forth in the Supplemental Indenture executed in connection with such Conversion, and (b) with respect to the Series 1999-1C Notes, the first day of each calendar month, commencing _________________; or (ii) with respect to the payment of interest upon redemption or acceleration of a Series 1999-1 Note or the payment of Defaulted Interest, such date on which such interest is payable under the Indenture.

     "Interest Period" shall mean, with respect to a series of Series 1999-1 Notes, the Initial Interest Period and each period commencing on an Interest Rate Adjustment Date for such series and ending on the last day before (i) the next Interest Rate Adjustment Date for such series or (ii) the Stated Maturity of such series, as applicable.

     "Interest Rate Adjustment Date" shall mean (i) with respect to a series of Series 1999-1 Senior Notes, the date on which a Series 1999-1 Senior Note Interest Rate for such series is effective, which shall be (a) so long as such series bears interest at a Series 1999-1 Senior Note Auction Rate, the date of commencement of each Auction Period, and (b) if the Interest Period for such series has been or is being converted from an Auction Period to a new Interest Period, the date set forth in the Supplemental Indenture executed in connection with the Conversion of such series, and (ii) with respect to the Series 1999-1C Notes, the date on which the Series 1999-1C Note Interest Rate is effective, which shall be each Interest Payment Date.

     "Interest Rate Determination Date" shall mean (i) with respect to a series of Series 1999-1 Senior Notes, (a) so long as such series bears interest at a Series 1999-1 Senior Note Auction Rate, the Auction Date, or, if no Auction Date is applicable to such series, the Business Day immediately preceding the date of commencement of an Auction Period, and (b) if the Interest Period for such series has been or is being converted from an Auction Period to a new Interest Period, the date set forth in the Supplemental Indenture executed in connection with the Conversion of such series, and (ii) with respect to the Series 1999-1C Notes, the second Business Day immediately preceding the date of commencement of an Interest Period (other than the Initial Interest Period).

     "London Business Day" shall mean any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

     "Market Agent" shall mean Salomon Smith Barney Inc., New York, New York, in such capacity hereunder, or any successor to it in such capacity hereunder.

     "Maximum Auction Rate" shall mean, with respect to a series of Series 1999-1 Senior Notes: (i) for Auction Periods of thirty-five (35) days or less, either (a) One-Month LIBOR plus ___% (if the ratings assigned by Moody's and Fitch to the Series 1999-1 Senior Notes are at least "Aa3" and "AA-," respectively), (b) One-Month LIBOR plus ___% (if any one of the ratings assigned by Moody's and Fitch to the Series 1999-1 Senior Notes is less than "Aa3" or "AA-," respectively, but is at least "A") or (c) One-Month LIBOR plus ___% (if any one of the ratings assigned by Moody's and Fitch to the Series 1999-1 Senior Notes is less than "A"); or (ii) for Auction Periods of greater than thirty-five
(35) days, either (a) the greater of One-Month LIBOR or Three-Month LIBOR, plus, in either case, ___% (if the ratings assigned by Moody's and Fitch to the Series 1999-1 Senior Notes are at least "Aa3" and "AA-," respectively), (b) the greater of One-Month LIBOR or Three-Month LIBOR, plus, in either case, ___% (if any one of the ratings assigned by Moody's and Fitch to the Series 1999-1 Senior Notes is less than "Aa3" or "AA-," respectively, but is at least "A") or (c) the greater of One-Month LIBOR or Three-Month LIBOR, plus, in either case, ___% (if any one of the ratings assigned by Moody's and Fitch to the Series 1999-1 Senior Notes is less than "A"). For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent shall have been given notice pursuant to the Auction Agent Agreement.

     "Net Loan Rate" shall mean, with respect to a series of Series 1999-1 Notes, the rate of interest per annum (rounded to the next highest .01%) equal to (i) the Ninety-one Day United States Treasury Bill Rate plus ___% less (ii) the Administrative Cost and Note Fee Rate.

     "Ninety-one Day United States Treasury Bill Rate" shall mean, for purposes of computing the Net Loan Rate with respect to a series of Series 1999-1 Notes, that rate of interest per annum equal to the average of the Bond Equivalent Yields--91-Day T-Bill on the 91-day United States Treasury Bills sold at auction thereof during the four week-period that immediately preceded the Interest Rate Adjustment Date with respect to which such Net Loan Rate is being computing.

     "Non-Payment Rate" shall mean, with respect to a series of Series 1999-1 Senior Notes, One-Month LIBOR plus ___%.

     "Note Registrar" shall mean, with respect to the Series 1999-1 Notes, the Trustee.

     "Notice of Fee Rate Change" shall mean a notice of a change in the Auction Agent Fee Rate or the Broker-Dealer Fee Rate substantially in the form of Exhibit E to the Auction Agent Agreement.

     "One-Month LIBOR" shall mean, with respect to a series of Series 1999-1 Notes, the rate of interest per annum equal to the rate per annum at which United States dollar deposits having a maturity of one month are offered to prime banks in the London interbank market which appear on the Reuters Screen LIBOR Page as of approximately 11:00 a.m., London time, on the applicable Interest Rate Determination Date. If at least two such quotations appear, One-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest .01%) of such offered rates. If fewer than two such quotes appear, One-Month LIBOR will be determined at approximately 11:00 a.m., London time, on the applicable Interest Rate Determination Date on the basis of the rate at which deposits in United States dollars having a maturity of one month are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by (i) the Auction Agent after consultation with the Trustee or (ii) the Trustee, as applicable, and in a principal amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Auction Agent or the Trustee, as applicable, will request the principal London office of each such bank to provide a quotation of its rate. If at least two quotations are provided, One-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest .01%) of such offered rates. If fewer than two quotations are provided, One-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest .01%) of the rates quoted at approximately 11:00 a.m., New York City time, on the applicable Interest Rate Determination Date by three major banks in New York, New York, selected by (x) the Auction Agent after consultation with the Trustee or (y) the Trustee, as applicable, for loans in United States dollars to leading European banks having a maturity of one month and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, One-Month LIBOR will be the One-Month LIBOR in effect for the immediately preceding Interest Period.

     "Order" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

     "Original Indenture" shall mean the Indenture of Trust, dated as of _____________, 1, 1999, between the Corporation and the Trustee, as originally executed.

     "Participant" shall mean a member of, or participant in, the Securities Depository.

     "Payment Default" shall mean, with respect to a series of Series 1999-1 Senior Notes, (i) a default in the due and punctual payment of any installment of interest on such series, or (ii) a default in the due and punctual payment of any interest on and principal of such series at Maturity.

     "Paying Agent" shall mean, with respect to the Series 1999-1 Notes, the Trustee and its successor or successors or any other commercial bank designated in accordance herewith as a place at which principal of, premium, if any, or interest on the Series 1999-1 Notes is payable.

     "Potential Holder" shall mean any Person (including an Existing Holder that is (i) a Broker-Dealer when dealing with the Auction Agent and (ii) a potential beneficial owner when dealing with a Broker-Dealer) who may be interested in acquiring Series 1999-1 Senior Notes (or, in the case of an Existing Holder thereof, an additional principal amount of Series 1999-1 Senior Notes).

     "Regular Record Date" shall mean (i) with respect to any regularly scheduled Interest Payment Date occurring with respect to a series of Series 1999-1 Senior Notes, (a) so long as such series bears interest at a Series 1999-1 Senior Note Auction Rate, the last Business Day preceding such Interest Payment Date, and (b) upon Conversion of such series from an Auction Period to a new Interest Period, the date set forth in the Supplemental Indenture executed in connection with such Conversion, and (ii) with respect to any regularly scheduled Interest Payment Date occurring with respect to the Series 1999-1C Notes, the last Business Day preceding such Interest Payment Date.

     "Remarketing Agent" shall mean a remarketing agent designated under a Remarketing Agreement.

     "Remarketing Agreement" shall mean any remarketing agreement hereafter entered into by the Corporation and a remarketing agent with respect to, and in connection with, the Conversion of a series of the Series 1999-1 Senior Notes, in each case as originally executed and as from time to time amended or supplemented in accordance with the terms thereof.

     "Reuters Screen LIBOR Page" shall mean the display designated as page "LIBOR" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBOR page for the purposes of displaying London interbank offered rates of major banks).

     "Securities Depository" shall mean The Depository Trust Company, New York, New York, and its successors and assigns, or, if (i) the then-existing Securities Depository resigns from its functions as depository of the Series 1999-1 Notes or (ii) the Corporation discontinues use of the Securities Depository pursuant to Section 20(c) hereof, then any other securities depository which agrees to follow the procedures required to be followed by a securities depository in connection with the Series 1999-1 Notes and which is selected by the Corporation with the consent of the Trustee.

     "Sell Order" shall have the meaning ascribed to such term in Section 4(a)(i) hereof.

     "Series 1999-1 Notes" shall mean the Series 1999-1A Notes, the Series 1999-1B Notes and the Series 1999-1C Notes.

     "Series 1999-1 Senior Note Auction Rate" shall mean the rate of interest per annum borne by a series of the Series 1999-1 Senior Notes for each Auction Period and determined in accordance with the provisions of Sections 4 through 12 hereof; provided, however, that in the event of a Payment Default, the Series 1999-1 Senior Note Auction Rate shall equal the Non-Payment Rate; and provided, further, that such Series 1999-1 Senior Note Auction Rate shall in no event exceed the Series 1999-1 Senior Note Auction Rate Limitation.

     "Series 1999-1 Senior Note Auction Rate Limitation" shall mean a rate per annum equal to 18% or, if less than such rate, the highest rate the Corporation may legally pay, from time to time, as interest on the Series 1999-1 Senior Notes.

     "Series 1999-1 Senior Note Initial Interest Rate" shall mean ___% for the Series 1999-1A Notes and ___% for the Series 1999-1B Notes.

     "Series 1999-1 Senior Note Interest Rate" shall mean the rate of interest per annum borne by a series of Series 1999-1 Senior Notes, as of the time referred to, including, without limitation, the Series 1999-1 Senior Note Initial Interest Rate, the Series 1999-1 Senior Note Auction Rate and any other Series 1999-1 Senior Note Variable Rate or fixed rate of interest per annum that upon Conversion may be borne by a series of Series 1999-1 Senior Notes.

     "Series 1999-1 Senior Note Variable Rate" shall mean the variable rate of interest per annum, including the Series 1999-1 Senior Note Initial Interest Rate, borne by a series of Series 1999-1 Senior Notes during the Initial Interest Period for such series and each Interest Period thereafter, as such rate of interest is determined in accordance with the provisions of Sections 4 through 15 hereof, or, in the event that such series is converted to a new Interest Period and bears interest at a new variable rate of interest per annum, the variable rate of interest per annum for such series determined in accordance with the provisions of the Supplemental Indenture executed in connection with such Conversion.

     "Series 1999-1 Senior Notes" shall mean the Series 1999-1A Notes and the Series 1999-1B Notes.

     "Series 1999-1A Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original principal amount of $________ and designated as the "Student Loan Asset-Backed Notes, Senior Series 1999-1A."

     "Series 1999-1B Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original principal amount of $__________ and designated as the "Student Loan Asset-Backed Notes, Senior Series 1999-1B."

     "Series 1999-1C Note Initial Interest Rate" shall mean ___%.

     "Series 1999-1C Note Interest Rate" shall mean the rate of interest per annum, including the Series 1999-1C Note Initial Interest Rate, borne by the Series 1999-1C Notes during the Initial Interest Period therefor and each Interest Period thereafter, as such rate of interest is determined in accordance with the provisions of Section 3(B) hereof.

     "Series 1999-1C Note LIBOR-Based Rate" shall mean the variable rate of interest per annum determined with respect to the Series 1999-1C Notes on the basis of One-Month LIBOR plus the Series 1999-1C Note Spread, as such rate of interest is determined in accordance with the provisions of Section 3(B) hereof.

     "Series 1999-1C Note Spread" shall mean .___%.

     "Series 1999-1C Notes" shall mean the Notes created and to be issued under this First Supplemental Indenture in the original principal amount of $________ and designated as the "Student Loan Asset-Backed Notes, Subordinate Series 1999-1C."

     "Special Redemption Account Requirement" shall mean an amount, as of any Monthly Payment Date, with respect to the Series 1999-1 Notes, equal to $0.00.

     "Submission Deadline" shall mean 1:00 p.m., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     "Submitted Bid" shall have the meaning ascribed to such term in Section 4(c)(i) hereof.

     "Submitted Hold Order" shall have the meaning ascribed to such term in
Section 4(c)(i) hereof.

     "Submitted Order" shall have the meaning ascribed to such term in Section 4(c)(i) hereof.

     "Submitted Sell Order" shall have the meaning ascribed to such term in
Section 4(c)(i) hereof.

     "Substitute Auction Agent" shall mean the Person with whom the Trustee enters into a Substitute Auction Agent Agreement.

     "Substitute Auction Agent Agreement" shall mean an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Person having the qualifications required by Section 8 of this First Supplemental Indenture agrees with the Trustee and the Corporation to perform the duties of the Auction Agent under this First Supplemental Indenture.

     "Sufficient Bids" shall have the meaning ascribed to such term in Section 4(c)(i) hereof.

     "Three-Month LIBOR" shall mean, with respect to a series of Series 1999-1 Senior Notes, the rate of interest per annum equal to the rate per annum at which United States dollar deposits having a maturity of three months are offered to prime banks in the London interbank market which appear on the Reuters Screen LIBOR Page as of approximately 11:00 a.m., London time, on the applicable Interest Rate Determination Date. If at least two such quotations appear, Three-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest .01%) of such offered rates. If fewer than two such quotes appear, Three-Month LIBOR will be determined at approximately 11:00 a.m., London time, on the applicable Interest Rate Determination Date on the basis of the rate at which deposits in United States dollars having a maturity of three months are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by (i) the Auction Agent after consultation with the Trustee or (ii) the Trustee, as applicable, and in a principal amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Auction Agent or the Trustee, as applicable, will request the principal London office of each of such banks to provide a quotation of its rate. If at least two quotations are provided, Three-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest .01%) of such offered rates. If fewer than two quotations are provided, Three-Month LIBOR will be the arithmetic mean (rounded upwards, if necessary, to the nearest .01%) of the rates quoted at approximately 11:00 a.m., New York City time on the applicable Interest Rate Determination Date by three major banks in New York, New York, selected by (x) the Auction Agent after consultation with the Trustee or (y) the Trustee, as applicable, for loans in United States dollars to leading European banks having a maturity of three months and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, Three-Month LIBOR will be the Three-Month LIBOR in effect for the immediately preceding Interest Period.

     Section 2. Authorization and Terms of Series 1999-1 Notes.

     There is hereby created and there shall be (1) a series of Class A Notes entitled "Student Loan Asset-Backed Notes, Senior Series 1999-1A," (2) a series of Class A Notes entitled "Student Loan Asset-Backed Notes, Senior Series 1999-1B," and (3) a series of Class B Notes entitled "Student Loan Asset-Backed Notes, Subordinate Series 1999-1C." The aggregate principal amount of the Series 1999-1A Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $___________ The aggregate principal amount of the Series 1999-1B Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $__________ The aggregate principal amount of the Series 1999-1C Notes that may be authenticated and delivered and Outstanding under the Indenture is limited to and shall not exceed $_________.

     The Series 1999-1A Notes shall consist of Term Notes with a Stated Maturity on August 1, 2020.

     The Series 1999-1B Notes shall consist of Term Notes with a Stated Maturity on ____________.

     The Series 1999-1C Notes shall consist of Term Notes with a Stated Maturity on ___________.

     Each series of Series 1999-1 Senior Notes shall bear interest at a rate per annum equal to the applicable Series 1999-1 Senior Note Interest Rate (which, unless and until a Conversion occurs, shall be the Series 1999-1 Senior Note Auction Rate), and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest.

     The Series 1999-1C Notes shall bear interest at a rate per annum equal to the Series 1999-1C Note Interest Rate, and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest.

     The Series 1999-1 Notes shall be issued as fully registered Notes without coupons in Authorized Denominations.

     The Series 1999-1 Notes shall be dated as provided in Section 3.9 of the Indenture and shall bear interest from their date until payment of principal has been made or duly provided for. The date of original issue of the Series 1999-1 Notes shall be the Closing Date. The Series 1999-1 Notes of each series shall be numbered in such manner as the Note Registrar shall determine.

     Interest on each series of Series 1999-1 Senior Notes shall, unless and until a Conversion occurs, be computed on the basis of actual days elapsed and accrue daily from the date thereof (on the basis of a 360-day year), and, on and after the Conversion Date, if any, be computed in the manner set forth in the Supplemental Indenture executed in connection with the Conversion, and shall be payable on each regularly scheduled Interest Payment Date with respect to such series prior to the Maturity thereof and at the Maturity thereof. The interest payable on each Interest Payment Date for each series of the Series 1999-1 Senior Notes shall be that interest which has accrued through the last day of the last complete Interest Period immediately preceding the Interest Payment Date or, in the case of the Maturity of such series, the last day preceding the date of such Maturity. The applicable Series 1999-1 Senior Note Interest Rate shall be effective as of and on the first day (whether or not a Business Day) of the applicable Interest Period and be in effect thereafter through the end of such Interest Period.

     Interest on the Series 1999-1C Notes shall be computed on the basis of actual days elapsed and accrue daily from the date thereof (on the basis of a 360-day year), and shall be payable on each regularly scheduled Interest Payment Date with respect thereto prior to the Maturity thereof and at the Maturity thereof. The interest payable on each Interest Payment Date for the Series 1999-1C Notes shall be that interest which has accrued through the last day of the last complete Interest Period immediately preceding the Interest Payment Date or, in the case of the Maturity thereof, the last day preceding the date of such Maturity. The Series 1999-1C Note

Interest Rate shall be effective as of and on the first day (whether or not a Business Day) of the applicable Interest Period and be in effect thereafter through the end of such Interest Period.

     The principal of and premium, if any, on the Series 1999-1 Notes, together with interest payable on the Series 1999-1 Notes at the Maturity thereof if the date of such Maturity is not a regularly scheduled Interest Payment Date, shall be payable in lawful money of the United States of America upon, except as otherwise provided in Section 20 hereof, presentation and surrender of such Series 1999-1 Notes at the Principal Office of the Trustee, as Paying Agent with respect to the Series 1999-1 Notes, or a duly appointed successor Paying Agent. Interest on the Series 1999-1 Notes shall be payable on each regularly scheduled Interest Payment Date, except as otherwise provided in Section 20 hereof, by check or draft drawn upon the Paying Agent and mailed to the person who is the Holder thereof as of 5:00 p.m. in the city in which the Principal Office of the Note Registrar is located on the Regular Record Date for such Interest Payment Date at the address of such Holder as it appears on the Note Register, or, in the case of any Series 1999-1 Note the Holder of which is the Holder of Series 1999-1 Notes in the aggregate principal amount of $1,000,000 or more, at the direction of such Holder received by the Paying Agent by 5:00 p.m. in the city in which the Principal Office of the Paying Agent is located on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Holder. Any interest not so timely paid or duly provided for (herein referred to as "Defaulted Interest") shall cease to be payable to the person who is the Holder thereof at the close of business on the Regular Record Date and shall be payable to the person who is the Holder thereof at the close of business on a Special Record Date for the payment of any such Defaulted Interest. Such Special Record Date shall be fixed by the Trustee whenever moneys become available for payment of the Defaulted Interest, and notice of the Special Record Date shall be given to the Holders of the Series 1999-1 Notes not less than ten (10) days prior thereto by first-class mail to each such Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the Special Record Date and the date fixed for the payment of such Defaulted Interest. All payments of principal of and interest on the Series 1999-1 Notes shall be made in lawful money of the United States of America.

     The Series 1999-1 Notes are subject to redemption prior to their Stated Maturities upon the terms and conditions and at the Redemption Prices specified in Section 19 hereof. The Series 1999-1 Senior Notes are also subject to mandatory tender on any Conversion Date as hereinafter provided.

     Subject to the provisions of the Indenture, the Series 1999-1 Senior Notes shall, prior to the Conversion Date, if any, be in substantially the form set forth in Exhibit A hereto, and, on and after the Conversion Date, be in substantially the form set forth in the Supplemental Indenture executed in connection with the Conversion, in each case with such variations, omissions and insertions as may be required by the circumstances, be required or permitted by the Indenture, or be consistent with the Indenture and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

     Subject to the provisions of the Indenture, the Series 1999-1C Notes shall be in substantially the form set forth in Exhibit B hereto, with such variations, omissions and insertions as may be required by the circumstances, be required or permitted by the Indenture, or be consistent with the Indenture and necessary or appropriate to conform to the rules and requirements of any governmental authority or any usage or requirement of law with respect thereto.

     Section 3. Interest Payable on Series 1999-1 Notes. (A) The Initial Interest Rate Adjustment Dates for the Series 1999-1A Notes and the Series 1999-1B Notes shall be ___________ and ____________, respectively.

     During the Initial Interest Period, each series of Series 1999-1 Senior Notes shall bear interest at the Series 1999-1 Senior Note Initial Interest Rate for such series. Thereafter, until Conversion, if any, and except with respect to an Auction Period Adjustment, the Series 1999-1 Senior Notes shall bear interest at a Series 1999-1 Senior Note Auction Rate based on a 28-day Auction Period, as determined pursuant to this Section 3(A) and Sections 4 through 12 hereof.

     The Series 1999-1 Senior Note Auction Rate to be borne by each series of Series 1999-1 Senior Notes after such Initial Interest Period for each Auction Period until Conversion, if any, or an Auction Period Adjustment, if any, shall be determined as hereinbelow described. Each such Auction Period shall commence on and include the first Business Day following the expiration of the immediately preceding Auction Period (or other Interest Period, in the event of Conversion from another Interest Period to an Auction Period) and terminate on and include the day immediately preceding the first Business Day of the fourth following week; provided, however, that in the case of the Auction Period that immediately follows the Initial Interest Period for a series of Series 1999-1 Senior Notes, such Auction Period shall commence on the Initial Interest Rate Adjustment Date for such series. The Series 1999-1 Senior Note Auction Rate on each series of Series 1999-1 Senior Notes for each Auction Period shall be the lesser of (i) the Net Loan Rate in effect for such Auction Period and (ii) the Auction Rate in effect for such Auction Period as determined in accordance with
Section 4 hereof; provided that if, on any Interest Rate Determination Date, an Auction is not held for any reason, then the Series 1999-1 Senior Note Auction Rate on such series for the next succeeding Auction Period shall be the Net Loan Rate.

     Notwithstanding the foregoing:

          (a) if the ownership of a series of Series 1999-1 Senior Notes is no longer maintained in Book-Entry Form, the Series 1999-1 Senior Note Auction Rate on such series for any Interest Period commencing after the delivery of definitive notes representing such series pursuant to Section 20 hereof shall equal the lesser of (i) the Maximum Auction Rate and (ii) the Net Loan Rate on the Business Day immediately preceding the first day of such subsequent Interest Period; or

          (b) if a Payment Default shall have occurred with respect to a series of Series 1999-1 Senior Notes, the Series 1999-1 Senior Note Auction Rate on such series for the

     Interest Period commencing on or immediately after such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two (2) Business Days after, such Payment Default is cured, shall equal the Non-Payment Rate on the first day of each such Interest Period; or

          (c) if a proposed Conversion of a series of Series 1999-1 Senior Notes under Section 14 hereof shall have failed, as provided in said Section 14, the Series 1999-1 Senior Note Auction Rate on such series shall be equal to the lesser of (i) the Maximum Auction Rate and (ii) the Net Loan Rate as of the failed Conversion Date for the Interest Period commencing on such date.

     In accordance with Section 4(c)(ii) hereof, the Auction Agent shall promptly give written notice to the Trustee and the Corporation of each Series 1999-1 Senior Note Auction Rate (unless the Series 1999-1 Senior Note Auction Rate is the Non-Payment Rate) and either the Auction Rate or the Net Loan Rate, as the case may be, when such rate is not the Series 1999-1 Senior Note Auction Rate, applicable to each series of Series 1999-1 Senior Notes. The Trustee shall notify the Holders of Series 1999-1 Senior Notes of the Series 1999-1 Senior Note Auction Rate applicable to each such series for each Auction Period on the second Business Day of such Auction Period.

     In the event that there are no Business Days in any week during which the Auction Period for a series of Series 1999-1 Senior Notes would otherwise be scheduled to expire, the expiration date and Interest Payment Date for such Auction Period then in effect, and the Interest Rate Determination Date and commencement date for the immediately following Interest Period for such series, may be adjusted to fall on such dates as the Market Agent, with the consent of the Corporation, may determine to be appropriate under such circumstances. The Market Agent shall promptly notify the Trustee and the Auction Agent in writing of any such determination. The Trustee, upon receipt of such notice, shall immediately give written notification of such determination to the Holders of such series of Series 1999-1 Senior Notes.

     Notwithstanding any other provision of the Series 1999-1 Senior Notes or this First Supplemental Indenture, and except for the occurrence of a Payment Default, interest payable on each series of the Series 1999-1 Senior Notes for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the Net Loan Rate (subject to the Series 1999-1 Senior Note Auction Rate Limitation) in effect for such Auction Period.

     If the Auction Rate for a series of Series 1999-1 Senior Notes is greater than the Net Loan Rate, then the Series 1999-1 Senior Note Auction Rate applicable to such series for that Interest Period will be the Net Loan Rate. If the Series 1999-1 Senior Note Auction Rate for a series of Series 1999-1 Senior Notes for any Interest Period is the Net Loan Rate, the Trustee shall determine the Carry-Over Amount, if any, with respect to such series for such Interest Period. Such determination of the Carry-Over Amount shall be made separately for each series of Series 1999-1 Senior Notes. Each Carry-Over Amount shall bear interest calculated at a rate equal to One-Month LIBOR (as determined by the Auction Agent, provided the Trustee has received notice of One-Month LIBOR from the Auction Agent, and, if the Trustee shall not have received such notice from the Auction Agent, then as determined by the Trustee) from the

Interest Payment Date for the Interest Period with respect to which such Carry-Over Amount was calculated, until paid. Any payment in respect of Carry-Over Amount shall be applied, first, to any accrued interest payable thereon and, thereafter, in reduction of such Carry-Over Amount. For purposes of this First Supplemental Indenture, the Indenture and the Series 1999-1 Senior Notes, any reference to "principal" or "interest" herein and therein shall not include, within the meaning of such words, Carry-Over Amount or any interest accrued on any such Carry-Over Amount. Such Carry-Over Amount shall be separately calculated for each Series 1999-1 Senior Note of such series by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Holder of such Carry-Over Amount as required in the next succeeding sentence. On the Interest Payment Date for an Interest Period with respect to which such Carry-Over Amount has been calculated by the Trustee, the Trustee shall give written notice to each Holder of the Carry-Over Amount applicable to such Holder's Series 1999-1 Senior Note, which written notice may accompany the payment of interest by check made to each such Holder on such Interest Payment Date or otherwise shall be mailed on such Interest Payment Date by first-class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the registration books maintained by the Note Registrar. Such notice shall state, in addition to such Carry-Over Amount, that, unless and until a Series 1999-1 Senior Note has been redeemed or has been deemed no longer Outstanding under the Indenture (after which all accrued Carry-Over Amount with respect to such Series 1999-1 Senior Note (and all accrued interest thereon) that remains unpaid shall be cancelled and no Carry-Over Amount (or interest accrued thereon) shall be paid with respect to such Series 1999-1 Senior Note), (i) the Carry-Over Amount (and interest accrued thereon) shall be paid by the Trustee on such Series 1999-1 Senior Note on the earlier of (a) the Conversion Date, if any, and, if then so paid, shall be paid in full, or (b) the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (l) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (2) moneys are available pursuant to the terms of this First Supplemental Indenture to pay such Carry-Over Amount (and interest accrued thereon), and (ii) interest shall accrue on the Carry-Over Amount at a per annum rate equal to One-Month LIBOR until such Carry-Over Amount is paid in full or is cancelled.

     The Carry-Over Amount (and interest accrued thereon) for a series of Series 1999-1 Senior Notes shall be paid by the Trustee on Outstanding Series 1999-1 Senior Notes of such series on the earlier of (a) the Conversion Date, if any, and, if then so paid, shall be paid in full, or (b) the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (i) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) moneys in the Surplus Account are available on such Interest Payment Date for transfer to the Interest Account for such purpose in accordance with the second paragraph of Section 4.8 of the Indenture, after taking into account all other amounts payable from the Surplus Fund in accordance with such paragraph on such Interest Payment Date. Any Carry-Over Amount (and any interest accrued thereon) with respect to any Series 1999-1 Senior Note which is unpaid as of an Interest Payment Date, which Series 1999-1 Senior Note is to be redeemed or deemed no longer Outstanding under this First Supplemental Indenture on such Interest Payment Date, shall be paid to the Holder thereof on such Interest Payment Date to the extent that moneys are available therefor in accordance with the provisions of the preceding clause
(b); provided, however, that any Carry-Over Amount (and any interest accrued thereon) which is not so paid on such Interest Payment Date shall be cancelled with respect to such Series

1999-1 Senior Note on such Interest Payment Date and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-Over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the earlier of (a) the Conversion Date, if any, and, if then so paid, shall be paid in full, or (b) the next occurring Interest Payment Date or Dates, as necessary, for a subsequent Interest Period or Periods, if and to the extent that the conditions in the first sentence of this paragraph are satisfied. On any Interest Payment Date on which the Trustee pays less than all of the Carry-Over Amount (and any interest accrued thereon) with respect to a Series 1999-1 Senior Note, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Holder of such Series 1999-1 Senior Note of the Carry-Over Amount remaining unpaid on such Series 1999-1 Senior Note.

     The Interest Payment Date on which any Carry-Over Amount (or any interest accrued thereon) for a series of Series 1999-1 Senior Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-Over Amount (and any interest accrued thereon) in the same manner as, and from the same Account from which, it pays interest on the Series 1999-1 Senior Notes on an Interest Payment Date.

     In the event that the Auction Agent no longer determines, or fails to determine, when required, the Series 1999-1 Senior Note Auction Rate with respect to a series of Series 1999-1 Senior Notes, or, if for any reason, such manner of determination shall be held to be invalid or unenforceable, the Series 1999-1 Senior Note Auction Rate for the next succeeding Interest Period (which Interest Period shall be an Auction Period for such series of Series 1999-1 Senior Notes) shall be the Net Loan Rate as determined by the Auction Agent for such next succeeding Auction Period, and if the Auction Agent shall fail or refuse to determine such Net Loan Rate, the Net Loan Rate shall be determined by a securities dealer appointed by the Corporation capable of making such a determination in accordance with the provisions hereof and written notice of such determination shall be given by such securities dealer to the Trustee.

     (B) The Initial Interest Rate Adjustment Date for the Series 1999-1C Notes shall be __________.

     During the Initial Interest Period, the Series 1999-1C Notes shall bear interest at the Series 1999-1C Note Initial Interest Rate. The interest rate to be borne by the Series 1999-1C Notes during each Interest Period thereafter shall be determined on the related Interest Rate Determination Date and shall be equal to the lesser of (i) the sum of One-Month LIBOR determined with respect to such Interest Rate Determination Date plus the Series 1999-1C Note Spread (which is herein referred to as the "Series 1999-1C Note LIBOR-Based Rate"), and (ii) the Net Loan Rate determined with respect to such Interest Rate Determination Date. The Trustee shall determine such interest rate on each Interest Rate Determination Date and shall give the Corporation written notice thereof prior to 2:00 p.m., New York City time, on such Interest Rate Determination Date.
The Net Loan Rate with respect to each Interest Rate Determination Date shall be determined by or on behalf of the Corporation and written notice thereof given to the Trustee prior to 10:00 a.m., New York City time, on such Interest Rate Determination Date.

     Notwithstanding any other provision of the Series 1999-1C Notes or this First Supplemental Indenture, interest payable on the Series 1999-1C Notes for an Interest Period shall never exceed for such Interest Period the amount of interest payable at the Net Loan Rate in effect for such Interest Period.

     If the Series 1999-1C Note LIBOR-Based Rate determined with respect to a given Interest Rate Determination Date is greater than the Net Loan Rate, then the Series 1999-1C Note Interest Rate for the related Interest Period will be the Net Loan Rate. If the Series 1999-1C Note Interest Rate for any Interest Period is the Net Loan Rate, the Trustee shall determine the Carry-Over Amount, if any, with respect to the Series 1999-1C Notes for such Interest Period. Each such Carry-Over Amount shall bear interest calculated at a rate equal to the Series 1999-1C Note LIBOR-Based Rate (as determined by the Trustee) from the Interest Payment Date for the Interest Period with respect to which such Carry-Over Amount was calculated, until paid. Any payment in respect of Carry-Over Amount shall be applied, first, to any accrued interest payable thereon and, thereafter, in reduction of such Carry-Over Amount. For purposes of this First Supplemental Indenture, the Indenture and the Series 1999-1C Notes, any reference to "principal" or "interest" herein and therein shall not include, within the meaning of such words, Carry-Over Amount or any interest accrued on any such Carry-Over Amount. Such Carry-Over Amount shall be separately calculated for each Series 1999-1C Note by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Holder of such Carry-Over Amount as required in the next succeeding sentence. On the Interest Payment Date for an Interest Period with respect to which such Carry-Over Amount has been calculated by the Trustee, the Trustee shall give written notice to each Holder of the Carry-Over Amount applicable to such Holder's Series 1999-1C Note, which written notice may accompany the payment of interest by check made to each such Holder on such Interest Payment Date or otherwise shall be mailed on such Interest Payment Date by first-class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the registration books maintained by the Note Registrar. Such notice shall state, in addition to such Carry-Over Amount, that, unless and until a Series 1999-1C Note has been redeemed or has been deemed no longer Outstanding under the Indenture (after which all accrued Carry-Over Amount with respect to such Series 1999-1C Note (and all accrued interest thereon) that remains unpaid shall be cancelled and no Carry-Over Amount (or interest accrued thereon) shall be paid with respect to such Series 1999-1C Note), (i) the Carry-Over Amount (and interest accrued thereon) shall be paid by the Trustee on such Series 1999-1C Note on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (a) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (b) moneys are available pursuant to the terms of this First Supplemental Indenture to pay such Carry-Over Amount (and interest accrued thereon), and (ii) interest shall accrue on the Carry-Over Amount at a per annum rate equal to the Series 1999-1C Note LIBOR-Based Rate until such Carry-Over Amount is paid in full or is cancelled.

     The Carry-Over Amount (and interest accrued thereon) for the Series 1999-1C Notes shall be paid by the Trustee on Outstanding Series 1999-1C Notes on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (a) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (b) moneys in the Surplus Account are available on such Interest Payment Date for transfer to the

Interest Account for such purpose in accordance with the second paragraph of
Section 4.8 of the Indenture, after taking into account all other amounts payable from the Surplus Fund in accordance with such paragraph on such Interest Payment Date. Any Carry-Over Amount (and any interest accrued thereon) which is unpaid as of an Interest Payment Date with respect to any Series 1999-1C Note, which Series 1999-1C Note is to be redeemed or deemed no longer Outstanding under this First Supplemental Indenture on such Interest Payment Date, shall be paid to the Holder thereof on such Interest Payment Date to the extent that moneys are available therefor in accordance with the provisions of the preceding clauses (a) and (b); provided, however, that any Carry-Over Amount (and any interest accrued thereon) which is not so paid on such Interest Payment Date shall be cancelled with respect to such Series 1999-1C Note on such Interest Payment Date and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-Over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the next occurring Interest Payment Date or Dates, as necessary, for a subsequent Interest Period or Periods, if and to the extent that the conditions in the first sentence of this paragraph are satisfied. On any Interest Payment Date on which the Trustee pays less than all of the Carry-Over Amount (and any interest accrued thereon) with respect to a Series 1999-1C Note, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Holder of such Series 1999-1C Note of the Carry-Over Amount remaining unpaid on such Series 1999-1C Note.

     The Interest Payment Date on which any Carry-Over Amount (or any interest accrued thereon) for the Series 1999-1C Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-Over Amount (and any interest accrued thereon) in the same manner as, and from the same Account from which, it pays interest on the Series 1999-1C Notes on an Interest Payment Date.

     In the event that the Trustee no longer determines, or fails to determine, when required, the Series 1999-1C Note LIBOR-Based Rate with respect to an Interest Rate Determination Date, or if, for any reason, such manner of determination shall be held to be invalid or unenforceable, the Series 1999-1C Note LIBOR-Based Rate for the related Interest Period shall be the Net Loan Rate as determined by or on behalf of the Corporation with respect to such Interest Rate Determination Date, and if the Corporation shall fail or refuse to determine such Net Loan Rate, the Net Loan Rate shall be determined by a securities dealer appointed by the Trustee capable of making such a determination in accordance with the provisions hereof and written notice of such determination shall be given by such securities dealer to the Trustee.

     The determination of a Series 1999-1C Note Interest Rate by the Trustee or any other authorized Person pursuant to the provisions of this Section 3(B) shall be conclusive and binding on the Holders of the Series 1999-1C Notes to which such Series 1999-1C Note Interest Rate applies, and the Corporation and the Trustee may rely thereon for all purposes.

     In no event shall the cumulative amount of interest paid or payable on the Series 1999-1C Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Series 1999-1C Notes under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Series 1999-1C Notes or related documents) calculated from the date of issuance of the Series 1999-1C Notes through any subsequent day during the term of the Series 1999-1C Notes or otherwise prior to payment in full of the Series 1999-1C Notes exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Series 1999-1C Notes or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Series 1999-1C Notes, or if the redemption or acceleration of the Maturity of the Series 1999-1C Notes results in payment to or receipt by the Holder or any former Holder of the Series 1999-1C Notes of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Series 1999-1C Notes or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Series 1999-1C Notes shall be credited on the principal balance of the Series 1999-1C Notes (or, if the Series 1999-1C Notes have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Series 1999-1C Notes and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Series 1999-1C Notes and under the related documents.

     Section 4. Determining the Series 1999-1 Senior Note Auction Rate. By purchasing Series 1999-1 Senior Notes, whether in an Auction or otherwise, each purchaser of the Series 1999-1 Senior Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (i) to participate in Auctions on the terms described herein, (ii) to have its beneficial ownership of the Series 1999-1 Senior Notes maintained at all times in Book-Entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership, and (iii) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

     So long as the ownership of a series of Series 1999-1 Senior Notes is maintained in Book-Entry Form by the Securities Depository, an Existing Holder may sell, transfer or otherwise dispose of Series 1999-1 Senior Notes of such series only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Series 1999-1 Senior Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Participant advises the Auction Agent of such transfer. Prior to a Conversion Date, Auctions shall be conducted on each Auction Date, if there is an Auction Agent on such Auction Date, in the following manner (such procedures to be applicable separately to each series of the Series 1999-1 Senior Notes):

     (a) (i) Prior to the Submission Deadline on each Auction Date;

               (A) each Existing Holder of Series 1999-1 Senior Notes may submit to a Broker-Dealer by telephone or otherwise any information as to:

                    (1) the principal amount of Outstanding Series 1999-1 Senior
               Notes, if any, owned by such Existing Holder which such Existing Holder desires to continue to own without regard to the Series 1999-1 Senior Note Auction Rate for the next succeeding Auction Period;

                    (2) the principal amount of Outstanding Series 1999-1 Senior
               Notes, if any, which such Existing Holder offers to sell if the Series 1999-1 Senior Note Auction Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Holder; and/or

                    (3) the principal amount of Outstanding Series 1999-1 Senior
               Notes, if any, owned by such Existing Holder which such Existing Holder offers to sell without regard to the Series 1999-1 Senior Note Auction Rate for the next succeeding Auction Period; and

               (B) one or more Broker-Dealers may contact Potential Holders to determine the principal amount of Series 1999-1 Senior Notes which each Potential Holder offers to purchase, if the Series 1999-1 Senior Note Auction Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Holder.

     The statement of an Existing Holder or a Potential Holder referred to in
(A) or (B) of this paragraph (i) is herein referred to as an "Order," and each Existing Holder and each Potential Holder placing an Order is herein referred to as a "Bidder"; an Order described in clause (A)(1) is herein referred to as a "Hold Order"; an Order described in clauses (A)(2) and (B) is herein referred to as a "Bid"; and an Order described in clause (A)(3) is herein referred to as a "Sell Order."

               (ii) (A) Subject to the provisions of Section 4(b) hereof, a Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                    (1) the principal amount of Outstanding Series 1999-1 Senior
               Notes specified in such Bid if the Series 1999-1 Senior Note Auction Rate determined as provided in this Section 4 shall be less than the rate specified therein; or

                    (2) such principal amount, or a lesser principal amount of
               Outstanding Series 1999-1 Senior Notes to be determined as set forth in Section 4(d)(i)(D) hereof, if the Series 1999-1 Senior Note Auction Rate determined as provided in this Section 4 shall be equal to the rate specified therein; or

                    (3) such principal amount, or a lesser principal amount of
               Outstanding Series 1999-1 Senior Notes to be determined as set forth in Section 4(d)(ii)(C) hereof, if the rate specified therein shall be higher than the Series 1999-1 Senior Note Auction Rate and Sufficient Bids have not been made.

               (B) Subject to the provisions of Section 4(b) hereof, a Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                    (l) the principal amount of Outstanding Series 1999-1 Senior
               Notes specified in such Sell Order; or

                    (2) such principal amount, or a lesser principal amount, of
               Outstanding Series 1999-1 Senior Notes set forth in Section 4(d)(ii)(C) hereof, if Sufficient Bids have not been made.

               (C) Subject to the provisions of Section 4(b) hereof, a Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                    (1) the principal amount of Outstanding Series 1999-1 Senior
               Notes specified in such Bid if the Series 1999-1 Senior Note Auction Rate determined as provided in this Section 4 shall be higher than the rate specified in such Bid; or

                    (2) such principal amount, or a lesser principal amount of
               Outstanding Series 1999-1 Senior Notes set forth in Section 4(d)(i)(E) hereof, if the Series 1999-1 Senior Note Auction Rate determined as provided in this Section 4 shall be equal to the rate specified in such Bid.

     (b) (i) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

               (A) the name of the Bidder placing such Order;

               (B) the aggregate principal amount of Series 1999-1 Senior Notes that are the subject of such Order;

               (C) to the extent that such Bidder is an Existing Holder:

                    (1) the principal amount of Series 1999-1 Senior Notes, if any, subject to any Hold Order placed by such Existing Holder;

                    (2) the principal amount of Series 1999-1 Senior Notes, if any, subject to any Bid placed by such Existing Holder and the rate specified in such Bid; and

                    (3) the principal amount of Series 1999-1 Senior Notes, if any, subject to any Sell Order placed by such Existing Holder;
               and

               (D) to the extent such Bidder is a Potential Holder, the rate specified in such Potential Holder's Bid.

          (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher .001%.

          (iii) If an Order or Orders covering all Outstanding Series 1999-1 Senior Notes owned by an Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the principal amount of Outstanding Series 1999-1 Senior Notes owned by such Existing Holder and not subject to an Order submitted to the Auction Agent.

          (iv) Neither the Corporation, the Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Holder or Potential Holder.

          (v) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Outstanding Series 1999-1 Senior Notes owned by such Existing Holder, such Orders shall be considered valid as follows and in the following order of priority:

               (A) All Hold Orders shall be considered valid, but only up to the aggregate principal amount of Outstanding Series 1999-1 Senior Notes owned by such Existing Holder, and if the aggregate principal amount of Series 1999-1 Senior Notes subject to such Hold Orders exceeds the aggregate principal amount of Series 1999-1 Senior Notes owned by such Existing Holder, the aggregate principal amount of Series 1999-1 Senior Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of Series 1999-1 Senior Notes subject to such Hold Order equals the aggregate principal amount of Outstanding Series 1999-1 Senior Notes owned by such Existing Holder.

               (B) (1) any Bid shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding Series 1999-1 Senior Notes owned by such Existing Holder over the aggregate principal amount of Series 1999-1 Senior Notes subject to any Hold Order referred to in clause (A) of this paragraph (v);

                    (2) subject to subclause (1) of this clause (B), if more
               than one Bid with the same rate is submitted on behalf of such Existing Holder and the aggregate principal amount of Outstanding Series 1999-1 Senior Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

                    (3) subject to subclauses (1) and (2) of this clause (B), if more than one Bid with different rates are submitted on behalf of such Existing Holder, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                    (4) in any such event, the amount of Outstanding Series
               1999-1 Senior Notes, if any, subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a Potential Holder at the rate therein specified; and

               (C) All Sell Orders shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding Series 1999-1 Senior Notes owned by such Existing Holder over the aggregate principal amount of Series 1999-1 Senior Notes subject to Hold Orders referred to in clause (A) of this paragraph (v) and valid Bids referred to in clause (B) of this paragraph (v).

          (vi) If more than one Bid for Series 1999-1 Senior Notes is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

          (vii) An Existing Holder that offers to purchase additional Series 1999-1 Senior Notes is, for purposes of such offer, treated as a Potential Holder.

          (viii) Any Bid or Sell Order submitted by an Existing Holder covering an aggregate principal amount of Series 1999-1 Senior Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Holder covering an aggregate principal amount of Series 1999-1 Senior Notes not equal to an Authorized Denomination shall be rejected.

          (ix) Any Bid specifying a rate higher than the Maximum Auction Rate will (a) be treated as a Sell Order if submitted by an Existing Holder and
     (b) not be accepted if submitted by a Potential Holder.

          (x) Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Auction Date shall be irrevocable.

     (c) (i) Not earlier than the Submission Deadline on each Auction Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being herein referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order," and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

               (A) the excess of the total principal amount of Outstanding Series 1999-1 Senior Notes over the sum of the aggregate principal amount of Outstanding Series 1999-1 Senior Notes subject to Submitted Hold Orders (such excess being herein referred to as the "Available Series 1999-1 Senior Notes"), and

               (B) from the Submitted Orders whether:

                         (1) the aggregate principal amount of Outstanding
                    Series 1999-1 Senior Notes subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Auction Rate;

               exceeds or is equal to the sum of:

                         (2) the aggregate principal amount of Outstanding
                    Series 1999-1 Senior Notes subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Auction Rate; and

                         (3) the aggregate principal amount of Outstanding
                    Series 1999-1 Senior Notes subject to Submitted Sell Orders;

          (in the event such excess or such equality exists, other than because all of the Outstanding Series 1999-1 Senior Notes are subject to Submitted Hold Orders, such Submitted Bids described in subclause (1) above shall be referred to collectively as "Sufficient Bids"); and

               (C) if Sufficient Bids exist, the Bid Auction Rate, which shall be the lowest rate specified in such Submitted Bids such that if:

                    (l) (x) each such Submitted Bid from Existing Holders
               specifying such lowest rate and (y) all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to own the principal amount of Series 1999-1 Senior Notes subject to such Submitted Bids; and

                    (2) (x) each such Submitted Bid from Potential Holders
               specifying such lowest rate and (y) all other Submitted Bids from Potential Holders specifying lower rates were accepted;

          the result would be that such Existing Holders described in subclause
          (1) above would continue to own an aggregate principal amount of Outstanding Series 1999-1 Senior Notes which, when added to the aggregate principal amount of Outstanding Series 1999-1 Senior Notes to be purchased by such Potential Holders described in subclause (2) above, would equal not less than the Available Series 1999-1 Senior Notes.

          (ii) Promptly after the Auction Agent has made the determinations pursuant to Section 4(c)(i) hereof, the Auction Agent shall advise the Trustee, the Broker-Dealers and the Corporation of the Net Loan Rate, the Maximum Auction Rate and the All Hold Rate and the components thereof on the Auction Date and, based on such determinations, the Auction Rate for the next succeeding Interest Period as follows:

               (A) if Sufficient Bids exist, that the Auction Rate for the next succeeding Interest Period shall be equal to the Bid Auction Rate so determined;

               (B) if Sufficient Bids do not exist (other than because all of the Outstanding Series 1999-1 Senior Notes are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Period shall be equal to the Maximum Auction Rate; or

               (C) if all Outstanding Series 1999-1 Senior Notes are subject to Submitted Hold Orders, that the Auction Rate for the next succeeding Interest Period shall be equal to the All Hold Rate.

          (iii) Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent shall determine and advise the Trustee of the Series 1999-1 Senior Note Auction Rate, which rate shall be the lesser of
     (a) the Auction Rate and (b) the Net Loan Rate; provided, however, that in no event shall the Series 1999-1 Senior Note Auction Rate exceed the Series 1999-1 Senior Note Auction Rate Limitation.

     (d) Existing Holders shall continue to own the principal amount of Series 1999-1 Senior Notes that are subject to Submitted Hold Orders. If the Net Loan Rate is equal to or greater than the Bid Auction Rate and if Sufficient Bids have been received by the Auction Agent, the Bid Auction Rate will be the Series 1999-1 Senior Note Auction Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (i).

     If the Net Loan Rate is less than the Auction Rate, the Net Loan Rate will be the Series 1999-1 Senior Note Auction Rate. If the Auction Rate and the Net Loan Rate are both greater than the Series 1999-1 Senior Note Auction Rate Limitation, the Series 1999-1 Senior Note Auction Rate shall be equal to the Series 1999-1 Senior Note Auction Rate Limitation. If the Auction Agent has not received Sufficient Bids (other than because all of the Outstanding Series 1999-1 Senior Notes are subject to Submitted Hold Orders), the Series 1999-1 Senior Note Auction Rate will be the lesser of the Maximum Auction Rate and the Net Loan Rate. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (ii).

          (i) if Sufficient Bids have been made and the Net Loan Rate is equal to or greater than the Bid Auction Rate (in which case the Series 1999-1 Senior Note Auction Rate shall be the Bid Auction Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (iv) and (v) of this Section 4(d), Submitted Bids shall be accepted or rejected as follows in the following order of priority, and all other Submitted Bids shall be rejected:

               (A) Existing Holders' Submitted Bids specifying any rate that is higher than the Series 1999-1 Senior Note Auction Rate shall be accepted, thus requiring each such Existing Holder to sell the aggregate principal amount of Series 1999-1 Senior Notes subject to such Submitted Bids;

               (B) Existing Holders' Submitted Bids specifying any rate that is lower than the Series 1999-1 Senior Note Auction Rate shall be rejected, thus entitling each such Existing Holder to continue to own the aggregate principal amount of Series 1999-1 Senior Notes subject to such Submitted Bids;

               (C) Potential Holders' Submitted Bids specifying any rate that is lower than the Series 1999-1 Senior Note Auction Rate shall be accepted;

               (D) Each Existing Holders' Submitted Bid specifying a rate that is equal to the Series 1999-1 Senior Note Auction Rate shall be rejected, thus entitling such Existing Holder to continue to own the aggregate principal amount of Series 1999-1 Senior Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Series 1999-1 Senior Notes subject to all such Submitted Bids shall be greater than the principal amount of Series 1999-1 Senior Notes (the "remaining principal amount") equal to the excess of the Available Series 1999-1 Senior Notes over the aggregate principal amount of Series 1999-1 Senior Notes subject to Submitted Bids described in clauses (B) and (C) of this Section 4(d)(i), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to own the principal amount of Series 1999-1 Senior Notes subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Series 1999-1 Senior Notes obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Series 1999-1 Senior Notes owned by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Series 1999-1 Senior Notes subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Series 1999-1 Senior Note Auction Rate; and

               (E) Each Potential Holder's Submitted Bid specifying a rate that is equal to the Series 1999-1 Senior Note Auction Rate shall be accepted, but only in an amount equal to the principal amount of Series 1999-1 Senior Notes obtained by multiplying the excess of the aggregate principal amount of Available Series 1999-1 Senior Notes over the aggregate principal amount of Series 1999-1 Senior Notes subject to Submitted Bids described in clauses (B), (C) and (D) of this Section 4(d)(i) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Series 1999-1 Senior Notes subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Series 1999-1 Senior Notes subject to Submitted Bids made by all such Potential Holders that specified a rate equal to the Series 1999-1 Senior Note Auction Rate.

          (ii) If Sufficient Bids have not been made (other than because all of the Outstanding Series 1999-1 Senior Notes are subject to Submitted Hold Orders), or if the Net Loan Rate is less than the Bid Auction Rate (in which case the Series 1999-1 Senior Note Auction Rate shall be the Net Loan
     Rate), or if the Series 1999-1 Senior Note Auction Rate Limitation applies, subject to the provisions of Section 4(d)(iv) hereof,

     Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

               (A) Existing Holders' Submitted Bids specifying any rate that is equal to or lower than the Series 1999-1 Senior Note Auction Rate shall be rejected, thus entitling such Existing Holders to continue to own the aggregate principal amount of Series 1999-1 Senior Notes subject to such Submitted Bids;

               (B) Potential Holders' Submitted Bids specifying (1) any rate that is equal to or lower than the Series 1999-1 Senior Note Auction Rate shall be accepted and (2) any rate that is higher than the Series 1999-1 Senior Note Auction Rate shall be rejected; and

               (C) each Existing Holder's Submitted Bid specifying any rate that is higher than the Series 1999-1 Senior Note Auction Rate and the Submitted Sell Order of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the Series 1999-1 Senior Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Series 1999-1 Senior Notes obtained by multiplying the aggregate principal amount of Series 1999-1 Senior Notes subject to Submitted Bids described in clause (B) of this Section 4(d)(ii) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Series 1999-1 Senior Notes owned by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Series 1999-1 Senior Notes subject to all such Submitted Bids and Submitted Sell Orders.

          (iii) If all Outstanding Series 1999-1 Senior Notes are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

          (iv) If, as a result of the procedures described in paragraph (i) or
     (ii) of this Section 4(d), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a principal amount of Series 1999-1 Senior Notes that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Series 1999-1 Senior Notes to be purchased or sold by any Existing Holder or Potential Holder so that the principal amount of Series 1999-1 Senior Notes purchased or sold by each Existing Holder or Potential Holder shall be equal to an Authorized Denomination.

          (v) If, as a result of the procedures described in paragraph (ii) of this Section 4(d), any Potential Holder would be entitled or required to purchase less than an Authorized Denomination of Series 1999-1 Senior Notes, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Series 1999-1 Senior Notes for purchase among Potential Holders so that only Series 1999-1 Senior Notes in Authorized

     Denominations are purchased by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any Series 1999-1 Senior Notes.

     (e) Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Series 1999-1 Senior Notes to be purchased and the aggregate principal amount of Series 1999-1 Senior Notes to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Series 1999-1 Senior Notes to be sold differs from such aggregate principal amount of Series 1999-1 Senior Notes to be purchased, determine to which other Broker-Dealer or Broker-Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Series 1999-1 Senior Notes.

     (f) Any calculation by the Auction Agent or the Trustee, as applicable, of the Series 1999-1 Senior Note Auction Rate, One-Month LIBOR, Three-Month LIBOR, Maximum Auction Rate, All Hold Rate, Net Loan Rate and Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

     (g) Notwithstanding anything in this First Supplemental Indenture to the contrary notwithstanding, no Auction will be held on any Auction Date hereunder on which there are insufficient moneys in the Note Fund to pay, or otherwise held by the Trustee under the Indenture and available to pay, the principal of and interest due on the Series 1999-1 Senior Notes on the Interest Payment Date immediately following such Auction Date.

     Section 5. Determination of Payment Defaults and Payment of Auction Agent and Broker-Dealer Fees.

     (a) The Trustee shall determine, not later than 2:00 p.m., New York City time, on the Business Day next succeeding each Interest Payment Date relating to a series of Series 1999-1 Senior Notes, whether a Payment Default has occurred with respect to such series. If a Payment Default has occurred, the Trustee shall, not later than 2:15 p.m., New York City time, on such Business Day, send a notice thereof in substantially the form of Exhibit C attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Trustee shall immediately send a notice in substantially the form of Exhibit D attached hereto to the Auction Agent by telecopy or similar means.

     (b) Not later than 12:00 noon, New York City time, on each Interest Payment Date relating to a series of Series 1999-1 Senior Notes, the Corporation shall pay to the Auction Agent, in immediately available funds out of amounts available therefor in the Administration Fund, an amount equal to the Auction Agent Fee and the Broker-Dealer Fee as calculated in the Auction Agent Agreement. The Corporation shall, from time to time at the request of the Auction Agent, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts available therefor in the Administration Fund.

     Section 6. Calculation of Maximum Auction Rate, All Hold Rate, Net Loan Rate, One-Month LIBOR, Three-Month LIBOR and Non-Payment Rate. The Auction Agent shall calculate the Net Loan Rate, the Maximum Auction Rate, the All Hold Rate and One-Month LIBOR or Three-Month LIBOR, as the case may be, on each Auction Date and shall notify the Trustee and the Broker-Dealers of the Net Loan Rate, the Maximum Auction Rate, the All Hold Rate and One-Month LIBOR or Three-Month LIBOR, as the case may be, as provided in the Auction Agent Agreement. Upon receipt of notice from the Trustee of a failed Conversion as described in Sections 14 and 15 hereof, the Auction Agent shall calculate the Maximum Auction Rate and the Net Loan Rate as of such failed Conversion Date and give notice thereof as provided and to the parties specified in Section 2.3(c) of the Auction Agent Agreement. If the ownership of the Series 1999-1 Senior Notes is no longer maintained in Book-Entry Form by the Securities Depository, the Trustee shall calculate the Maximum Auction Rate and the Net Loan Rate on the Business Day immediately preceding each Interest Payment Date after the delivery of definitive Series 1999-1 Senior Notes pursuant to Section 20 hereof. If a Payment Default shall have occurred, the Trustee shall calculate the Non-Payment Rate on the Interest Rate Determination Date for (i) each Interest Period commencing after the occurrence and during the continuance of such Payment Default and (ii) any Interest Period commencing less than two Business Days after the cure of any Payment Default. The Auction Agent shall determine One-Month LIBOR or Three-Month LIBOR, as applicable, for each Interest Period other than the first Interest Period; provided that if the ownership of the Series 1999-1 Senior Notes is no longer maintained in Book-Entry Form, or if a Payment Default has occurred, then the Trustee shall determine One-Month LIBOR or Three-Month LIBOR, as applicable, for each such Interest Period. The determination by the Trustee or the Auction Agent, as the case may be, of One-Month LIBOR or Three-Month LIBOR, as applicable, shall (in the absence of manifest error) be final and binding upon all parties. If calculated or determined by the Auction Agent, the Auction Agent shall promptly advise the Trustee of One-Month LIBOR or Three-Month LIBOR, as applicable.

     Section 7. Notification of Rates, Amounts and Payment Dates.

     (a) By 10:00 a.m., New York City time, on each Regular Record Date with respect to each series of Series 1999-1 Senior Notes, the Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Interest Payment Date to the beneficial owners of such series.

     (b) Promptly after the Closing Date and after the beginning of each subsequent Interest Period with respect to each series of Series 1999-1 Senior Notes, and in any event at least 10 days prior to any Interest Payment Date with respect to each series, as the case may be, the Trustee shall:

          (i) confirm with the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of such series of Series 1999-1 Senior Notes is maintained in Book-Entry Form by the Securities Depository, (1) the date of such next Interest Payment Date and (2) the amount payable to the Auction Agent on the Auction Date pursuant to Section 5(b) hereof;

                  (ii) pursuant to Section 3 hereof, advise the Holders of such series of Series 1999-1 Senior Notes of any Carry-Over Amount accruing on such Series 1999-1 Senior Notes; and

                  (iii) advise the Securities Depository, so long as the ownership of such series of Series 1999-1 Senior Notes is maintained in Book-Entry Form by the Securities Depository, upon request, of the Series 1999-1 Senior Note Interest Rate payable on such series of Series 1999-1 Senior Notes and the interest amount.

     If any day scheduled to be an Interest Payment Date with respect to a series of Series 1999-1 Senior Notes shall be changed after the Trustee shall have given the notice or confirmation referred to in clause (i) of the preceding sentence, the Trustee shall, not later than 9:15 a.m., New York City time, on the Business Day next preceding the earlier of the new Interest Payment Date or the old Interest Payment Date, by such means as the Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Series 1999-1 Senior Notes is maintained in Book-Entry Form by the Securities Depository.

     Section 8. Auction Agent.

     (a) Bankers Trust Company is hereby appointed as Initial Auction Agent to serve as agent for the Corporation in connection with Auctions. The Trustee and the Corporation will, and the Trustee is hereby directed to, enter into the Initial Auction Agent Agreement with Bankers Trust Company, as the Initial Auction Agent. Any Substitute Auction Agent shall be (i) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as approved by the Trustee in writing and having a combined capital stock or surplus of at least $50,000,000, or (ii) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this First Supplemental Indenture by giving at least 90 days' notice to the Trustee, the Market Agent and the Corporation. The Auction Agent may be removed at any time by the Trustee upon the written direction of an Authorized Officer of the Corporation or the Holders of 66-2/3% of the aggregate principal amount of the Series 1999-1 Senior Notes then Outstanding, and, if by such Holders, by an instrument signed by such Holders or their attorneys and filed with the Auction Agent, the Corporation and the Trustee upon at least 90 days' notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective unless and until a Substitute Auction Agent has been appointed and has accepted such appointment. However, if a successor Auction Agent shall not have been appointed within 60 days from the date of a notice of resignation, the resigning Auction Agent may petition any court of competent jurisdiction for the appointment of a successor Auction Agent. If required by the Corporation, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within twenty-five
(25) days after notifying the Trustee, the Market Agent and the Corporation in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

     (b) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Trustee at the direction of an Authorized Officer of the Corporation, shall use its best efforts to appoint a Substitute Auction Agent.

     (c) The Auction Agent is acting as agent for the Corporation in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

     (d) In the event of a change in the Auction Agent Fee Rate pursuant to
Section 6.4(b) of the Auction Agent Agreement, the Auction Agent shall give a Notice of Fee Rate Change to the Trustee in accordance with the Auction Agent Agreement.

     Section 9. Broker-Dealers.

     (a) The Auction Agent will enter into a Broker-Dealer Agreement with Salomon Smith Barney Inc., as the initial Broker-Dealer. An Authorized Officer of the Corporation may, from time to time, approve one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Trustee and the Auction Agent; provided, however that while Salomon Smith Barney Inc. is serving as a Broker-Dealer, Salomon Smith Barney Inc. shall have the right to consent to the approval of any additional Broker-Dealers, which consent will not be unreasonably withheld.

     (b) Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer of the Corporation, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

     Section 10. Changes in Auction Period or Periods.

     (a) While any of the Series 1999-1 Senior Notes are Outstanding, the Corporation may, from time to time, convert the length of one or more Auction Periods (an "Auction Period Adjustment"), in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the Series 1999-1 Senior Note Interest Rate borne by the Series 1999-1 Senior Notes. The Corporation shall not initiate an Auction Period Adjustment unless it shall have received the written consent of the Market Agent, which consent shall not be unreasonably withheld, not less than three (3) days nor more than twenty (20) days prior to the Auction Period Adjustment. The Corporation shall initiate the Auction Period Adjustment by giving written notice by Corporation Order to the Trustee, the Auction Agent, the Market Agent and the Securities Depository in substantially the form of, or containing substantially the information contained in, Exhibit E to this First Supplemental Indenture at least ten (10) days prior to the Auction Date for such Auction Period.

     (b) Any such adjusted Auction Period shall not be less than seven (7) days nor more than ninety-one (91) days. If any such adjusted Auction Period will be less than twenty-eight (28) days, the notice described above will be effective only if it is accompanied by a written statement of the Trustee, the Auction Agent and the Securities Depository to the effect that they are capable of performing their duties, if any, under this First Supplemental Indenture, the Auction Agent Agreement and any Broker-Dealer Agreement with respect to such changed Auction Period.

     (c) An Auction Period Adjustment shall take effect only (A) if the Trustee and the Auction Agent receive, by 11:00 a.m., New York City time, on the Business Day before the Auction Date for the first such Auction Period, a Corporation Certificate in substantially the form attached as, or containing substantially the same information contained in, Exhibit F to this First Supplemental Indenture, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the certificate of the Market Agent described above in subparagraph (a) above and, if applicable, the written statement of the Trustee, the Auction Agent and the Securities Depository described in subparagraph (b) above, and (B) Sufficient Bids exist as of the Auction on the Auction Date for such first Auction Period. If the condition referred to in (A) above is not met, the Series 1999-1 Senior Note Interest Rate for the next Auction Period shall be determined pursuant to the provisions of Sections 4 through 9 hereof and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred in (B) above is not met, the Series 1999-1 Senior Note Auction Rate for the next Auction Period shall be the lesser of the Maximum Auction Rate and the Net Loan Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

     In connection with any Auction Period Adjustment, the Auction Agent shall provide such further notice to such parties as is specified in Section 2.5 of the Auction Agent Agreement.

     Section 11. Changes in the Auction Date. Until the Series 1999-1 Senior Notes have been subject to Conversion, the Market Agent, with the written consent of an Authorized Officer of the Corporation, may specify an earlier Auction Date (but in no event more than five Business Days earlier) than the Auction Date that would otherwise be determined in accordance with the definition of "Auction Date" in Section 1 of this First Supplemental Indenture with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Auction Date and the Series 1999-1 Senior Note Interest Rate borne by the Series 1999-1 Senior Notes. The Market Agent shall deliver a written request for consent to such change in the Auction Date to the Corporation not less than three days nor more than twenty (20) days prior to the effective date of such change. The Market Agent shall provide notice of its determination to specify an earlier Auction Date for one or more Auction Periods by means of a written notice delivered at least ten (10) days prior to the proposed changed Auction Date to the Trustee, the Auction Agent, the Corporation and the Securities Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit G to this First Supplemental Indenture.

     In connection with any change described in this Section 11, the Auction Agent shall provide such further notice to such parties as is specified in
Section 2.5 of the Auction Agent Agreement.

     Section 12. Additional Provisions Regarding the Series 1999-1 Senior Note Interest Rate. The determination of a Series 1999-1 Senior Note Variable Rate by the Auction Agent or any other Person pursuant to the provisions of the applicable Section of this First Supplemental Indenture shall be conclusive and binding on the Holders of the series of Series 1999-1 Senior Notes to which such Series 1999-1 Senior Note Variable Rate applies, and the Corporation and the Trustee may rely thereon for all purposes.

     In no event shall the cumulative amount of interest paid or payable on a series of Series 1999-1 Senior Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Series 1999-1 Senior Notes of such series under applicable law, which are contracted for, charged, reserved, taken or received pursuant to the Series 1999-1 Senior Notes of such series or related documents) calculated from the date of issuance of such series through any subsequent day during the term of such series or otherwise prior to payment in full of the Series 1999-1 Senior Notes of such series exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Series 1999-1 Senior Notes of a series or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Series 1999-1 Senior Notes of such series, or if the redemption or acceleration of the maturity of the Series 1999-1 Senior Notes of such series results in payment to or receipt by the Holder or any former Holder of the Series 1999-1 Senior Notes of such series of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Series 1999-1 Senior Notes of such series or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Series 1999-1 Senior Notes of such series shall be credited on the principal balance of the Series 1999-1 Senior Notes of such series (or, if the Series 1999-1 Senior Notes of such series have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Series 1999-1 Senior Notes of such series and related documents shall automatically and immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Series 1999-1 Senior Notes of such series and under the related documents.

     Section 13. Qualifications of Market Agent. The Market Agent shall be a member of the National Association of Securities Dealers, Inc., have a capitalization of at least $50,000,000 and be authorized by law to perform all the duties imposed upon it by this First Supplemental Indenture. The Market Agent may resign and be discharged of the duties and obligations created by this First Supplemental Indenture by giving at least thirty (30) days notice to the Corporation and the Trustee, provided that such resignation shall not be effective until the appointment of a successor market agent by the Corporation and the acceptance of such appointment by such successor market agent. The Market Agent may be replaced at the direction of the Corporation, by an instrument signed by an Authorized Officer of the Corporation filed with the Market Agent and the Trustee at least thirty (30) days before the effective date of such replacement, provided that such replacement shall not be effective until the appointment of a successor market agent by the Corporation and the acceptance of such appointment by such successor market agent.

     In the event that the Market Agent shall be removed or be dissolved, or if the property or affairs of the Market Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, and there is no Market Agent, and the Corporation shall not have appointed its successor as Market Agent, the Trustee, notwithstanding the provisions of the first paragraph of this Section 13, shall be deemed to be the Market Agent for all purposes of this First Supplemental Indenture until the appointment by the Corporation of the successor Market Agent. Nothing in this Section 13 shall be construed as conferring on the Trustee additional duties other than as set forth herein.

     Section 14. Conversion of Series 1999-1 Senior Note Auction Rate and Auction Period on the Series 1999-1 Senior Notes to a New Interest Period. At the option of the Corporation, the method of determining the Series 1999-1 Senior Note Interest Rate for a series of the Series 1999-1 Senior Notes is subject to Conversion on a Conversion Date for such series from a Series 1999-1 Senior Note Interest Rate calculated on the basis of an Auction Period to a Series 1999-1 Senior Note Interest Rate calculated on the basis of another Interest Period. The method of determining the new Series 1999-1 Senior Note Interest Rate for the new Interest Period and the length of the new Interest Period, which may be any length of time between one day and the Stated Maturity of the Series of Series 1999-1 Senior Notes subject to such Conversion, shall be set forth in a Supplemental Indenture executed in connection with the Conversion. No Supplemental Indenture shall be executed in connection with a Conversion unless the Corporation shall have furnished to the Trustee, prior to such execution, written evidence from each of the Rating Agencies then rating the Notes that execution of the Supplemental Indenture and the related Conversion will not adversely affect the ratings on any series of the Notes any of which are Outstanding.

     The Corporation shall give written notice to the Trustee, the Remarketing Agent and the Auction Agent of any such Conversion not less than twenty-eight
(28) days prior to the effective date of the Supplemental Indenture executed in connection therewith, which effective date shall be no later than the Interest Rate Determination Date for such new Interest Period. Upon receipt of such written notice from the Corporation, the Trustee shall give written notice to the Holders of the series of Series 1999-1 Senior Notes subject to such Conversion in the manner set forth in Section 10.4 of the Indenture not less than twenty-five (25) days prior to the effective date of such Supplemental Indenture. Such notice shall state (i) that the method of determining the Series 1999-1 Senior Note Variable Rate for such series of Series 1999-1 Senior Notes will be converted; (ii) the Conversion Date; (iii) that all Holders of such series are required to tender their Series 1999-1 Senior Notes of such series to the Trustee no later than the Conversion Date for purchase at a price equal to 100% of the principal amount thereof; provided, however, that all Series 1999-1 Senior Notes of such series that are not tendered to the Trustee by such date shall be deemed tendered to the Trustee as of the Conversion Date, subject, however, to remarketing or purchase by the Remarketing Agent for settlement on the Conversion Date and receipt by the Trustee of the price equal to 100% of the principal amount of such Series 1999-1 Senior Notes from the purchasers thereof or the Remarketing Agent; (iv) that, in the event that on the Conversion Date the Remarketing Agent has been unable to remarket all Series 1999-1 Senior Notes of such series for settlement on the Conversion Date and has elected not to purchase for its own account such unremarketed Series 1999-1 Senior Notes, or on the Conversion Date the Trustee has not received the price equal to 100% of the principal amount of such Series 1999-1 Senior Notes from the purchasers thereof or the Remarketing Agent, the proposed Conversion of such series of Series 1999-1 Senior Notes shall be cancelled, such series of Series 1999-1 Senior Notes shall remain in an Auction Period and all Series 1999-1 Senior Notes of such series shall bear interest at the lesser of the Net Loan Rate or the Maximum Auction Rate (subject to the Series 1999-1 Senior Note Auction Rate Limitation) as of the failed Conversion Date for the Interest Period commencing on such date; (v) that the proposed Conversion is conditioned upon there being sufficient moneys available in the Interest Account, after making provision for the payment of accrued interest on such series of Series 1999-1 Senior Notes, as well as all other obligations payable from the Interest Account having priority over the payment of Carry-Over Amounts, due and payable on such Conversion Date, to pay on the Conversion Date all Carry-Over Amount (and accrued interest thereon), if any, on such series of Series 1999-1 Senior Notes through the Conversion Date; (vi) that a Holder has no right to elect to retain any Series 1999-1 Senior Notes of such series that have been remarketed, or will be purchased, by the Remarketing Agent, on the Conversion Date; and (vii) if it shall be the case, that the ratings on such series of Series 1999-1 Senior Notes may be reduced or withdrawn. The Trustee shall mail a copy of such notice to each of the Rating Agencies.

     Notwithstanding anything to the contrary in this Section 14 or elsewhere in this First Supplemental Indenture, if all of the Series 1999-1 Senior Notes of a series are not remarketed or purchased by the Remarketing Agent for settlement on the Conversion Date, or if the Trustee does not, by 11:00 a.m., New York City time, on the Conversion Date, receive from the purchaser or the Remarketing Agent the price equal to 100% of the principal amount thereof, or if there are not sufficient moneys available in the Interest Account, after making provision for the payment of accrued interest on such series of Series 1999-1 Senior Notes, as well as all other obligations payable from the Interest Account having priority over the payment of Carry-Over Amounts, due and payable on such Conversion Date, to pay on the Conversion Date all Carry-Over Amount (and accrued interest thereon), if any, on such series of Series 1999-1 Senior Notes through the Conversion Date, none of the Series 1999-1 Senior Notes of such series shall be converted to a new Interest Period on the Conversion Date, but all Series 1999-1 Senior Notes of such series shall bear interest at the lesser of the Net Loan Rate or the Maximum Auction Rate (subject to the Series 1999-1 Senior Note Auction Rate Limitation) as of the failed Conversion Date for the Interest Period commencing on such date and shall continue to be owned by and registered to the Holders that owned Series 1999-1 Senior Notes of such series immediately prior to the failed Conversion.

     Section 15. Mandatory Tender and Purchase of Series 1999-1 Senior Notes in connection with Conversion to a New Interest Period. In the event that Conversion from an Auction Period to a new Interest Period for a series of Series 1999-1 Senior Notes is to take place, such series shall be tendered to the Trustee no later than the related Conversion Date for purchase at a price equal to 100% of the principal amount thereof; provided, however, that any Series 1999-1 Senior Notes of such series not tendered to the Trustee by such date shall be deemed tendered to the Trustee. Any unpaid Carry-Over Amount (and any interest accrued thereon) with respect to such series as of the Conversion Date, as well as interest on such Series 1999-1 Senior Notes accrued to the Conversion Date, will be paid in the ordinary fashion. The Trustee shall give notice by mail to the Holders of such series of Series 1999-1 Senior Notes, not less than twenty-five (25) days prior to the effective date of the Supplemental Indenture executed in connection with the Conversion, of the mandatory tender of such series of Series 1999-1 Senior Notes, which notice shall be contained in the notice given in accordance with the provisions of Section 14 hereof.

     Pursuant to the Remarketing Agreement, the Remarketing Agent shall be obligated (i) to use its best efforts to remarket the Series 1999-1 Senior Notes of such series subject to Conversion based upon the new Series 1999-1 Senior
Note Interest Rate and new Interest Period upon Conversion at a price of not less than 100% of the principal amount thereof, (ii) not later than 3:00 p.m., New York City time, on the Business Day before the Conversion Date, to give notice to the Trustee stating whether all of the Series 1999-1 Senior Notes of such series have been remarketed or will be purchased by the Remarketing Agent on the Conversion Date and (iii) to cause the purchase price of each Series 1999-1 Senior Note of such series so remarketed or to be purchased by the Remarketing Agent to be deposited in the fund to be established under the Remarketing Agreement and maintained by the Remarketing Agent pursuant to the Remarketing Agreement (the "Note Purchase Fund") in immediately available funds. Pursuant to the Remarketing Agreement, all amounts deposited in the Note Purchase Fund as aforesaid shall be held by the Remarketing Agent uninvested and in cash and in trust for the sole and exclusive benefit of the Holders of the Series 1999-1 Senior Notes for the purchase of which such amounts were deposited in the Note Purchase Fund and shall be applied by the Remarketing Agent to such purchase by payment to such Holders without further authorization or direction. Accrued interest on and any unpaid Carry-Over Amount (and any interest accrued thereon) with respect to the Series 1999-1 Senior Notes of such series shall be paid by the Trustee to such Holders from the Interest Account.

     If, by 11:00 a.m., New York City time, on the Conversion Date there is on deposit in the Note Purchase Fund an amount sufficient to pay the purchase price of all Series 1999-1 Senior Notes of the series subject to Conversion equal to 100% of the principal amount thereof and there is on deposit in the Interest Account an amount sufficient, and available, to pay accrued interest on, and any unpaid Carry-Over Amount (and any interest accrued thereon) with respect to, such series as of the Conversion Date, all Series 1999-1 Senior Notes of such series which have not been delivered to the Trustee shall be deemed to have been tendered in accordance with the provisions hereof. Replacement Series 1999-1 Senior Notes of such series shall be authenticated by the Trustee and delivered to the purchasers thereof; provided, however, that in the case of Series 1999-1 Senior Notes of such series held in a Book-Entry System, replacement Series 1999-1 Senior Notes of such series shall be authenticated by the Trustee and delivered to the Securities Depository. The Holder of any undelivered Series 1999-1 Senior Notes of such series shall not be entitled to any payment (including any interest to accrue on and subsequent to the Conversion Date) other than the purchase price for such undelivered Series 1999-1 Senior Notes, together with accrued interest thereon, and any unpaid Carry-Over Amount (and any interest accrued thereon) with respect thereto, as of the Conversion Date, and undelivered Series 1999-1 Senior Notes of such series shall no longer be entitled to the benefit of this First Supplemental Indenture, except for the purpose of payment of the purchase price therefor, together with accrued interest thereon, and any unpaid Carry-Over Amount (and any interest accrued thereon) with respect thereto, as of the Conversion Date.

     As of the Conversion Date, the Series 1999-1 Senior Notes of the series subject to Conversion shall be registered to the purchasers thereof, regardless of tender of the predecessor Series 1999-1 Senior Notes of such series by the Holders thereof, and shall bear interest at the applicable new Series 1999-1 Senior Note Interest Rate.

     The Holders of Series 1999-1 Senior Notes of a series which are subject to mandatory tender on the Conversion Date do not have the right to elect to retain such Series 1999-1 Senior Notes. Subject only to receipt by the Trustee from the purchasers of the price equal to 100% of the principal amount of all Series 1999-1 Senior Notes of such series on the Conversion Date and the payment of accrued interest thereon and any unpaid Carry-Over Amount (and accrued interest thereon) with respect thereto, such Series 1999-1 Senior Notes will be deemed to be tendered to the Trustee on such Conversion Date and registered in the names of the purchasers thereof.

     If, by 11:00 a.m., New York City time, on the Conversion Date there is not on deposit in the Note Purchase Fund an amount sufficient to pay the purchase price of all Series 1999-1 Senior Notes of the series subject to Conversion equal to 100% of the principal amount thereof and on deposit in the Interest Account an amount sufficient, and available, to pay accrued interest on, and any unpaid Carry-Over Amount (and interest accrued thereon) with respect to, such series as of the Conversion Date, all Series 1999-1 Senior Notes of such series that have been tendered to the Trustee shall be returned by the Trustee to the tendering Holders thereof, and the Trustee shall give written notice on the date that the proposed Conversion was to have occurred to each Holder of Series 1999-1 Senior Notes of such series, whether such Holder has actually tendered his Series 1999-1 Senior Note or not, that (i) the Conversion of such series of Series 1999-1 Senior Notes has been cancelled and the reason therefor, and (ii) such series of Series 1999-1 Senior Notes will bear interest at the lesser of the Net Loan Rate or the Maximum Auction Rate as of the failed Conversion Date for the Interest Period commencing on such date, written notice of which Series 1999-1 Senior Note Interest Rate will be given by the Trustee to each such Holder on the second Business Day of the new Auction Period.

     Section 16. Remarketing Agent Notes. Notwithstanding the fact that the Remarketing Agent is under no obligation to purchase any series of Series 1999-1 Senior Notes in connection with Conversion of such series, in the event that the Remarketing Agent should elect, in its sole discretion, to purchase Series 1999-1 Senior Notes of such series, then the Series 1999-1 Senior Notes of such series so purchased by the Remarketing Agent will constitute "Remarketing Agent Notes" until the date, if any, on which such Series 1999-1 Senior Notes are sold by the Remarketing Agent. For so long as such Series 1999-1 Senior Notes constitute Remarketing Agent Notes, the Remarketing Agent will be entitled to payment of the Remarketing Agent Recovery Amount, as hereinbelow defined, with respect to the principal amount of Remarketing Agent Notes. For purposes of this
Section 16, "Remarketing Agent Recovery Amount" shall mean, with respect to any Remarketing Agent Notes, an amount equal to the Daily Deferred Rate, as hereinbelow defined, multiplied by the daily principal balance of such Remarketing Agent Notes for the actual number of days such Series 1999-1 Senior Notes constitute Remarketing Agent Notes. For purposes of this Section 16, "Daily Deferred Rate" shall mean an amount equal to the excess, if any, of (x) the rate published as the "Broker Call" in The Wall Street Journal on each day the Remarketing Agent is the owner of such Remarketing Agent Notes over (y) the new Series 1999-1 Senior Note Interest Rate or Rates in effect for such series of Series 1999-1 Senior Notes from and after the Conversion Date. Any accrued but unpaid Remarketing Agent Recovery Amount is payable from the Interest Account, to the extent funds are available therefor after payment of all other amounts payable therefrom, on each Interest Payment Date for such series of Series 1999-1 Senior Notes so purchased and held by the Remarketing Agent in connection with a Conversion.

     In the event that the Remarketing Agent acquires Series 1999-1 Senior Notes of a series other than in connection with a mandatory tender in anticipation of a Conversion, such Series 1999-1 Senior Notes will not constitute Remarketing Agent Notes prior to a Conversion. In the event that the Remarketing Agent holds such Series 1999-1 Senior Notes and such Series 1999-1 Senior Notes become subject to Conversion, the Remarketing Agent will tender them to the Trustee, and in connection with such Conversion such Series 1999-1 Senior Notes may become Remarketing Agent Notes in accordance with the provisions of this Section 16.

     Section 17. Purposes of Issuance of Series 1999-1 Notes. The Series 1999-1 Notes are being issued to provide funds to be used to (a) acquire student loan notes incurred under the Higher Education Act, and (b) fund the Reserve Fund.

     Section 18. Deposit of Series 1999-1 Note Proceeds. From the proceeds derived from the sale of the Series 1999-1 Notes, there shall be deposited with the Trustee:

     (1) for credit to the Series 1999-1 Reserve Account, an amount equal to $________; and

     (2) for credit to the Series 1999-1 Acquisition Account, the remainder , to remain in the Series 1999-1 Acquisition Account until applied for the acquisition or origination of Eligible Loans, including the acquisition of Eligible Loans pursuant to the Student Loan Purchase Agreements identified in Exhibit H hereto (as such Exhibit H may be amended or supplemented from time to time).

     Section 19. Redemption of Series 1999-1 Notes. The Series 1999-1 Notes are subject to redemption as provided in this Section 19.

     (A) Redemption From Unexpended Proceeds. Subject to compliance with Section
10.2 of the Indenture, Outstanding Series 1999-1 Notes may and, under the circumstances described in the next succeeding sentence, shall be redeemed, in whole or in part, on any regularly scheduled Interest Payment Date (in the case of the Series 1999-1 Senior Notes) or on any date (in the case of the Series 1999-1C Notes), at a Redemption Price equal to 100% of the principal amount of Series 1999-1 Notes so redeemed, from proceeds of the Series 1999-1 Notes constituting a portion of the Balance of the Series 1999-1 Acquisition Account that have not been used to acquire Eligible Loans and from that portion of the Reserve Fund which, if left in the Reserve Fund upon such redemption, would cause the Balance in the Reserve Fund to exceed the Reserve Fund Requirement, calculated after giving effect to such redemption. Such redemption shall be required on the regularly scheduled Interest Payment Date occurring in ____________, for the Series 1999-1 Senior Notes, and on _____________, for the Series 1999-1C Notes, from such sources not so used by _______________, unless the Corporation delivers to the Trustee: (i) a Corporation Certificate certifying that, based on a Cash Flow Projection, the failure to redeem such Series 1999-1 Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and the Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Indemnification Fund, and (ii) written confirmation from Moody's and Fitch to the effect that the failure to redeem such Series 1999-1 Notes will not result in a reduction or withdrawal of the rating of the Series 1999-1 Notes. The Trustee shall transfer any such moneys to the credit of the Series 1999-1 Retirement Subaccount for such purpose without any further authorization or direction.

     (B) Sinking Fund Redemption.

          (1) Series 1999-1A Notes. The Trustee shall, in the manner provided in
     Section 4.7.2(A) of the Indenture, deposit moneys to the credit of the Principal Account, to be accumulated for sinking fund installments with respect to the Series 1999-1A Notes, in amounts sufficient to redeem, on the last regularly scheduled Interest Payment Date with respect to the Series 1999-1A Notes occurring in July in each of the years set forth below (each such date being hereinafter referred to as a "Sinking Fund Payment Date"), at a Redemption Price equal to 100% of the principal amount thereof, Series 1999-1A Notes equal to the following principal amounts:

                        Principal                                      Principal
     Year                 Amount                   Year                  Amount
     ----               ---------                   ----               ---------
                        $                                              $

     or, if less than such amount of Series 1999-1A Notes is Outstanding on such Sinking Fund Payment Date, an amount equal to the aggregate principal amount of all Series 1999-1A Notes then Outstanding.

          Moneys deposited to the credit of the Principal Account on account of any such sinking fund installment shall be applied to the redemption or purchase of Series 1999-1A Notes in the manner provided in subsections (A) and (F) of Section 4.7.2 of the Indenture and this Section 19.

          (2) Series 1999-1B Notes. The Trustee shall, in the manner provided in
     Section 4.7.2(A) of the Indenture, deposit moneys to the credit of the Principal Account, to be accumulated for sinking fund installments with respect to the Series 1999-1B Notes, in amounts sufficient to redeem, on the last regularly scheduled Interest Payment Date with respect to the Series 1999-1B Notes occurring in July in each of the years set forth below (each such date being hereinafter referred to as a "Sinking Fund Payment Date"), at a Redemption Price equal to 100% of the principal amount thereof, Series 1999-1B Notes equal to the following principal amounts:

                        Principal                                     Principal
     Year                 Amount                    Year                Amount
     ----               ---------                   ----              ---------

                        $                                              $


     or, if less than such amount of Series 1999-1B Notes is Outstanding on such Sinking Fund Payment Date, an amount equal to the aggregate principal amount of all Series 1999-1B Notes then Outstanding.

          Moneys deposited to the credit of the Principal Account on account of any such sinking fund installment shall be applied to the redemption or purchase of Series 1999-1B Notes in the manner provided in subsections (A) and (F) of Section 4.7.2 of the Indenture and this Section 19.

          (3) Series 1999-1C Notes. The Trustee shall, in the manner provided in subsections (A) and (B) of Section 4.7.2 of the Indenture but subject to compliance with Section 10.2 of the Indenture, deposit moneys to the credit of the Principal Account, to be accumulated for sinking fund installments with respect to the Series 1999-1C Notes, in amounts sufficient to redeem or pay at the Stated Maturity thereof, on __________ 1 in each of the years set forth below (each such date being hereinafter referred to as a "Sinking Fund Payment Date"), at a Redemption Price equal to 100% of the principal amount thereof, Series 1999-1C Notes equal to the following principal amounts:

                        Principal                                     Principal
     Year                 Amount                    Year                Amount
     ----               ---------                   ----              ---------

                        $                                              $

                      *
     ------------------
     *  Stated Maturity

     or, if less than such amount of Series 1999-1C Notes is Outstanding on such Sinking Fund Payment Date, an amount equal to the aggregate principal amount of all Series 1999-1C Notes then Outstanding; provided, however, that, except with respect to deposits to be made for sinking fund installments due on the Stated Maturity of the Series 1999-1C Notes (as to which there shall be no contingency), the making of each deposit to the credit of the Principal Account to be accumulated for sinking fund installments with respect to the Series 1999-1C Notes shall be contingent upon there being, and shall be made only to the extent there are, amounts available therefor in the Revenue Fund and (except for that portion of the Balance thereof consisting of Student Loans) the Surplus Fund.

          To the extent that payments on account of any sinking fund installment with respect to the Series 1999-1C Notes (other than a sinking fund installment due on the Stated Maturity of the Series 1999-1C Notes) are not deposited and accumulated in the Principal Account in the full amount of such installment on or before the next-to-the-last Monthly Payment Date preceding the Sinking Fund Payment Date with respect thereto, the deficiency shall be added to the amount of the sinking fund installment for the next succeeding Sinking Fund Payment Date with respect to the Series 1999-1C Notes.

          Moneys deposited to the credit of the Principal Account on account of any such sinking fund installment shall be applied to the redemption, payment at Maturity or purchase of Series 1999-1C Notes in the manner provided in subsections (A), (B) and (F) of Section 4.7.2 of the Indenture and this Section 19, but subject to subsection (D) of Section 4.7.2 and
     Section 10.2 of the Indenture.

          (3) Reduction in Sinking Fund Installments. The Corporation may reduce the amount of any sinking fund installment payable on any Sinking Fund Payment Date with respect to Series 1999-1 Notes of any series by an amount equal to the principal amount of Outstanding Series 1999-1 Notes of such series that shall be surrendered uncanceled by the Corporation to the Trustee, together with a Corporation Request stating its election to use such Series 1999-1 Notes for such purpose; provided that, unless such surrendered Series 1999-1 Notes are to be applied to the sinking fund installment due on the Stated Maturity of such Series 1999-1 Notes, the Corporation shall have surrendered such Series 1999-1 Notes, together with the Corporation Request, to the Trustee not less than sixty (60) days prior to such Sinking Fund Payment Date. In such case, the Trustee shall reduce the amount of Series 1999-1 Notes of such series to be redeemed on the Sinking Fund Payment Date specified in such Corporation Request by the principal amount of Series 1999-1 Notes of such series so surrendered by the Corporation. In case of the failure of the Corporation, at or before the time required above, to present such

     Corporation Request and to surrender such Series 1999-1 Notes to the Trustee, the Corporation shall not be permitted to make any such reduction in the amount of the sinking fund installment payable on such Sinking Fund Payment Date and the Trustee shall make no reduction in the amount of Series 1999-1 Notes of such series to be so redeemed on such Sinking Fund Payment Date.

          In the event that Series 1999-1 Notes are purchased pursuant to
     Section 10.7 of the Indenture or are redeemed pursuant to subsection (A),
     (C) or (D) of this Section 19, the Series 1999-1 Notes so purchased or redeemed may, at the option of the Corporation, be applied as a credit against any subsequent sinking fund installment with respect to the Series 1999-1 Notes of the same series otherwise to be redeemed or paid at Stated Maturity, as the case may be, thereby, such credit to be equal to the principal amount of such Series 1999-1 Notes of such series purchased pursuant to Section 10.7 of the Indenture or redeemed pursuant to said subsections (A), (C) or (D) of this Section 19; provided that, unless such purchased or redeemed Series 1999-1 Notes are to be applied to the sinking fund installment due on the Stated Maturity of such Series 1999-1 Notes, the Corporation shall have delivered to the Trustee a Corporation Request stating its election to apply the Series 1999-1 Notes of such series as such a credit not less than sixty (60) days prior to the Sinking Fund Payment Date specified in such Corporation Request. In such case, the Trustee shall reduce the amount of Series 1999-1 Notes of such series to be redeemed on the Sinking Fund Payment Date specified in such Corporation Request by the principal amount of Series 1999-1 Notes of such series so purchased or so redeemed. In case of the failure of the Corporation, at or before the time required above, to present such Corporation Request, the Corporation shall not be permitted to make any such reduction in the amount of the sinking fund installment payable on such Sinking Fund Payment Date and the Trustee shall make no reduction in the amount of Series 1999-1 Notes of such series to be so redeemed on such Sinking Fund Payment Date.

          Any credit given to sinking fund installments pursuant to this subsection (B)(3) shall not affect any subsequent sinking fund installments, which shall remain payable as otherwise provided in this subsection (B), unless and until another credit is given in accordance with the provisions hereof.

     (C) Redemption from Surplus Account. Subject to compliance with Section
10.2 of the Indenture, Outstanding Series 1999-1 Notes may, at the option of the Corporation, be redeemed on any regularly scheduled Interest Payment Date with respect thereto, in whole or in part, at a Redemption Price equal to 100% of the principal amount thereof to be redeemed, from amounts credited to the Retirement Account from the Surplus Account for such purpose in accordance with Section 4.8 of the Indenture and from that portion of the Reserve Fund which exceeds the Reserve Fund Requirement (calculated after giving effect to such redemption) in accordance with Section 4.4 of the Indenture. If the Trustee shall have first certified that no deficiencies exist in any of the Indemnification Fund, the Note Fund, the Reserve Fund or the Special Redemption Account, the Trustee shall, upon Corporation Order, transfer to the Retirement Account any Balances in the Surplus Account (other than those consisting of Student Loans) which a Corporation Certificate states are not reasonably expected to be needed for the payment of scheduled Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to

Outstanding Notes, Administrative Expenses or Note Fees, or for transfer to the Indemnification Fund.

     (D) Optional Redemption. Subject to compliance with Section 10.2 of the Indenture, Outstanding Series 1999-1 Senior Notes may, at the option of the Corporation and from amounts credited to the Retirement Account for such purpose, be redeemed on any regularly scheduled Interest Payment Date with respect thereto, in whole or in part, at a Redemption Price equal to 100% of the principal amount of Series 1999-1 Senior Notes to be so redeemed. Subject to compliance with Section 10.2 of the Indenture, Outstanding Series 1999-1C Notes may, at the option of the Corporation and from amounts credited to the Retirement Account for such purpose, be redeemed on _________, and on any date thereafter, in whole or in part, at the Redemption Prices (expressed as a percentage of principal amount) set forth below plus accrued interest to the Redemption Date:

                                                                  Redemption
      Redemption Period                                             Price
      -----------------                                             -----

                            , through                                      %
      ----------------------          ----------------------
                            , through                                      %
      ----------------------          ----------------------
                            , and thereafter                            100%
      ----------------------

     Notwithstanding the foregoing, no Series 1999-1 Notes shall be redeemed pursuant to this subsection (D) unless the Trustee receives, at least forty-five
(45) days prior to the proposed Redemption Date (unless a shorter notice is satisfactory to the Trustee), a Corporation Certificate certifying that, based on a Cash Flow Projection, such redemption of such Series 1999-1 Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Indemnification Fund.

     (E) Selection of Series 1999-1 Notes for Redemption. If less than all Outstanding Series 1999-1 Notes are to be redeemed pursuant to subsections (A),
(C) or (D) of this Section 19, the principal amounts of each series of Series 1999-1 Notes to be redeemed shall be selected as follows: to the extent that the provisions of Section 10.2 of the Indenture will not be violated thereby, either
(i) that principal amount of Series 1999-1C Notes shall be redeemed which bears, as nearly as practicable, the same (but no greater) proportion to the aggregate principal amount of all Outstanding Series 1999-1 Notes to be redeemed as the aggregate principal amount of Outstanding Series 1999-1C Notes bears to the aggregate principal amount of all Outstanding Series 1999-1 Notes or (ii) if the Trustee receives, at least forty-five (45) days prior to the Redemption Date (unless a shorter notice is satisfactory to the Trustee), a Corporation Certificate certifying that, based on a Cash Flow Projection, a different proportion of Series 1999-1C Notes to be redeemed will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and on Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Indemnification Fund, Series 1999-1C Notes shall be redeemed in such principal amount as is designated by the Corporation in such certificate. The remaining Series 1999-1 Notes to be redeemed shall be selected from each series of the Series 1999-1 Senior Notes in, as nearly as practicable, the same proportion to the aggregate principal amount of all Outstanding Series 1999-1 Senior Notes to be redeemed as the aggregate principal amount of Outstanding Series 1999-1 Senior Notes of such series bears to the aggregate principal amount of all Outstanding Series 1999-1 Senior Notes.

     Notwithstanding the foregoing provisions of this Section 19, to the extent Series 1999-1C Notes cannot be redeemed due to the application of Section 10.2 of the Indenture, but Series 1999-1 Senior Notes may be redeemed without violating the provisions of said Section 10.2, the particular Series 1999-1 Notes to be redeemed shall be selected from the Series 1999-1 Senior Notes.

     If less than all of the Outstanding Series 1999-1 Notes of a given series are to be redeemed pursuant to this Section 19, the particular Series 1999-1 Notes to be redeemed shall be selected by the Trustee by lot in such manner as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal of Series 1999-1 Notes in an Authorized Denomination.

     The Trustee shall promptly notify the Note Registrar and any Paying Agent for the Series 1999-1 Notes (in each case, if other than the Trustee) in writing of the Series 1999-1 Notes selected for redemption and, in the case of any Series 1999-1 Note selected for partial redemption, the principal amount thereof to be redeemed.

     For all purposes of the Indenture, unless the context otherwise requires, all provisions relating to the redemption of Series 1999-1 Notes shall relate, in the case of any Series 1999-1 Note redeemed or to be redeemed only in part, to the portion of the principal of such Series 1999-1 Note which has been or is to be redeemed.

     (F) Notice of Redemption. Notice of redemption of Series 1999-1 Notes pursuant to this Section 19 shall be given not less than fifteen (15) days (in the case of Series 1999-1 Senior Notes) or thirty (30) days (in the case of Series 1999-1C Notes), as the case may be, prior to the Redemption Date in accordance with the provisions of Section 10.4 of the Indenture.

     Section 20. Book-Entry Series 1999-1 Notes. (a) The registered Holder of all Series 1999-1 Notes shall be the Securities Depository and the Series 1999-1 Notes shall be registered in the name of the nominee for the Securities Depository. The "Series 1999-1 Notes" referred to in this subsection (a) shall refer to the Series 1999-1 Notes registered in the name of the Securities Depository.

     (b) The Series 1999-1 Notes shall be initially issued in the form of separate, single, authenticated fully-registered Series 1999-1 Notes for each series thereof in the amount of such series. Upon initial issuance, the ownership of each such Series 1999-1 Note shall be registered in the registration books kept by the Note Registrar in the name of the nominee of the Securities Depository. The Trustee and the Corporation may treat the Securities Depository (or its nominee) as the sole and exclusive owner of the Series 1999-1 Notes registered in its name for the purposes of (1) payment of the principal or Redemption Price of, interest on or Carry-Over Amount (including any accrued interest thereon) with respect to the Series 1999-1 Notes, (2) selecting the Series 1999-1 Notes or portions thereof to be redeemed, (3) giving any notice permitted or required to be given to Holders under the Indenture, (4) registering the transfer of Series 1999-1 Notes, and (5) obtaining any consent or other action to be taken by Holders and for all other purposes whatsoever, and neither the Trustee nor the Corporation shall be affected by any notice to the contrary (except as provided in subsection (c) below). Neither the Trustee nor the Corporation shall have any responsibility or obligation to any Participant, any Beneficial Owner or any other Person claiming a beneficial ownership interest in the Series 1999-1 Notes under or through the Securities Depository or any Participant, or any other Person which is not shown on the registration books of the Note Registrar as being a Holder, with respect to the accuracy of any records maintained by the Securities Depository or any Participant, the payment to the Securities Depository of any amount in respect of the principal or Redemption Price of, interest on or Carry-Over Amount (including any accrued interest thereon) with respect to the Series 1999-1 Notes; any notice which is permitted or required to be given to Holders under the Indenture; the selection by the Securities Depository or any Participant of any Person to receive payment in the event of a partial redemption of the Series 1999-1 Notes; or any consent given or other action taken by the Securities Depository as Holder. The Trustee shall pay all principal and Redemption Price of, interest on and Carry-Over Amount (including any accrued interest thereon) with respect to the Series 1999-1 Notes only "to or upon the order of" the Securities Depository (as that phrase is used in the Uniform Commercial Code as adopted in the State of South Dakota), and all such payments shall be valid and effective to fully satisfy and discharge the Corporation's obligations with respect to the principal, purchase price or Redemption Price of, interest on and Carry-Over Amount (including any accrued interest thereon) with respect to the Series 1999-1 Notes to the extent of the sum or sums so paid. Except as provided in subsection(c) below, no Person other than the Securities Depository shall receive an authenticated Series 1999-1 Note evidencing the obligation of the Corporation to make payments of principal or Redemption Price, interest and Carry-Over Amount (including any accrued interest thereon) pursuant to this Indenture. Upon delivery by the Securities Depository to the Trustee of written notice to the effect that the Securities Depository has determined to substitute a new nominee in place of the preceding nominee, the Series 1999-1 Notes will be transferable to such new nominee in accordance with subsection (f) below.

     (c) Except with respect to any Series 1999-1 Senior Notes during such time as they bear interest at the Auction Rate, in the event the Corporation determines that it is in the best interest of the Corporation not to continue the book-entry system of transfer or that the interest of the Holders might be adversely affected if the book-entry system of transfer is continued, the Corporation may so notify the Securities Depository and the Trustee, whereupon the Securities Depository will notify the Participants of the availability through the Securities Depository of definitive Series 1999-1 Notes. In such event, the Trustee shall authenticate, transfer and exchange definitive Series 1999-1 Notes as requested by the Securities Depository in appropriate amounts in accordance with subsection (f) below. The Securities Depository may determine to discontinue providing its services with respect to the Series 1999-1 Notes at any time by giving notice to the Corporation and the Trustee and discharging its responsibilities with respect thereto under applicable law, or the Corporation may determine that the Securities Depository is incapable of discharging its responsibilities and may so advise the Securities Depository. In either such event, the Corporation shall either establish its own book-entry system or use reasonable efforts to locate another securities depository. Under such circumstances (if there is no successor Securities Depository), the Corporation and the Trustee shall be obligated to deliver definitive Series 1999-1 Notes as described in this Indenture and in accordance with subsection (f) below. In the event definitive Series 1999-1 Notes are issued, the provisions of this Indenture shall apply to such definitive Series 1999-1 Notes in all respects, including, among other things, the transfer and exchange of such Series 1999-1 Notes and the method of payment of principal or Redemption Price of, interest on and Carry-Over Amount (including any accrued interest thereon) with respect to such Series 1999-1 Notes. Whenever the Securities Depository requests the Corporation and the Trustee to do so, the Trustee and the Corporation will cooperate with the Securities Depository in taking appropriate action after reasonable notice (A) to make available one or more separate definitive Series 1999-1 Notes to any Participant having Series 1999-1 Notes credited to its account with the Securities Depository or (B) to arrange for another securities depository to maintain custody of definitive Series 1999-1 Notes.

     (d) Notwithstanding any other provision of the Indenture to the contrary, so long as any Series 1999-1 Note is registered in the name of the nominee of the Securities Depository, all payments with respect to the principal or Redemption Price of, interest on and Carry-Over Amount (including any accrued interest thereon) with respect to such Series 1999-1 Note and all notices with respect to such Series 1999-1 Note shall be made and given, respectively, to the Securities Depository as provided in its letter of representations.

     (e) In connection with any notice or other communication to be provided to Holders pursuant to the Indenture by the Corporation or the Trustee or with respect to any consent or other action to be taken by Holders, the Corporation or the Trustee, as the case may be, shall establish a record date for such consent or other action and give the Securities Depository notice of such record date not less than fifteen (15) calendar days in advance of such record date to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Holder.

     (f) In the event that any transfer or exchange of Series 1999-1 Notes is permitted under subsection (b) or (c) of this Section 20, such transfer or exchange shall be accomplished upon receipt by the Trustee from the registered Holder thereof of the Series 1999-1 Notes to be transferred or exchanged and appropriate instruments of transfer to the permitted transferee, all in accordance with the applicable provisions of the Indenture. In the event definitive Series 1999-1 Notes are issued to Holders other than the nominee of the Securities Depository, or another securities depository as Holder of all the Series 1999-1 Notes, the provisions of the Indenture shall also apply to, among other things, the printing of such definitive Series 1999-1 Notes and the methods of payment of principal or Redemption Price of, interest on and Carry-Over Amount (including any accrued interest thereon) with respect to such Series 1999-1 Notes.

     (g) Notwithstanding any provision of Article Ten of the Indenture to the contrary, in connection with any redemption of Series 1999-1 Notes while The Depository Trust Company, New York, New York ("DTC"), is the sole Holder, the Corporation shall give notice of such redemption to the Trustee at least thirty
(30) days prior to the date fixed for redemption with respect to the Series 1999-1 Senior Notes (so long as they constitute Variable Rate Notes) or at least forty-five (45) days prior to the date fixed for redemption with respect to all other Series 1999-1 Notes, and the Trustee shall give notice of redemption to DTC as Holder of such Series 1999-1 Notes pursuant to Section 10.4 of the Indenture at least fifteen (15) days and not more than thirty (30) days prior to the date fixed for redemption of Series 1999-1 Senior Notes (so long as they constitute Variable Rate Notes) or at least thirty (30) days and not more than sixty (60) days prior to the date fixed for redemption of all other Series 1999-1 Notes.

     Section 21. Series 1999-1 Accounts and Subaccounts. So long as any Series 1999-1 Notes are Outstanding, the following Accounts and Subaccounts, which are hereby established, shall be maintained by the Trustee or the Deposit Agent, as the case may be:

     In the Acquisition Fund, an Account to be known as the "Series 1999-1 Acquisition Account"; in the Administration Fund, an Account to be known as the "Series 1999-1 Administration Account"; in the Reserve Fund, an Account to be known as the "Series 1999-1 Reserve Account"; in the Interest Account, a Subaccount to be known as the "Series 1999-1 Interest Subaccount"; in the Principal Account, a Subaccount to be known as the "Series 1999-1 Principal Subaccount"; in the Retirement Account, a Subaccount to be known as the "Series 1999-1 Retirement Subaccount"; and in the Surplus Account, a Subaccount to be known as the "Series 1999-1 Surplus Subaccount."

     All amounts transferred to the Acquisition Fund, the Administration Fund, the Reserve Fund, the Interest Account, the Principal Account, the Retirement Account and the Surplus Account from any other Fund or Account pursuant to the requirements of the Indenture with respect to the Series 1999-1 Notes or the Student Loans Financed with the proceeds thereof shall be deposited to the credit of the Series 1999-1 Acquisition Account, the Series 1999-1 Administration Account, the Series 1999-1 Reserve Account, the Series 1999-1 Interest Subaccount, the Series 1999-1 Principal Subaccount, the Series 1999-1 Retirement Subaccount or the Series 1999-1 Surplus Subaccount, respectively, and as appropriate.

     Except as heretofore provided in this Section 21, nothing herein shall be deemed to prohibit (1) the Trustee from using Balances of any Account or Subaccount established by this Section 21 to remedy deficiencies for which Balances of the Fund or Account in which such Account or Subaccount is established are subject to use under the Indenture, or (2) the application of Balances of any Account or Subaccount established by this Section 21 for any purpose for which Balances of the Fund or Account in which such Account or Subaccount is established are authorized to be applied by the Indenture.

     When there shall be no Series 1999-1 Notes Outstanding, the Series 1999-1 Acquisition Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Acquisition Fund. When there shall be no Series 1999-1 Notes Outstanding, the Series 1999-1 Interest Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Interest Account, the Series 1999-1 Principal Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Principal Account, the Series 1999-1 Retirement Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Retirement Account, the Series 1999-1 Reserve Account shall terminate and any Balance thereof at such time shall be used as other Balances of the Reserve Fund and the Series 1999-1 Surplus Subaccount shall terminate and any Balance thereof at such time shall be used as other Balances of the Surplus Account.

     Section 22. Purchase of Eligible Loans From Series 1999-1 Acquisition Account and Series 1999-1 Surplus Subaccount. Each Student Loan Financed from Balances in the Series 1999-1 Acquisition Account or the Series 1999-1 Surplus Subaccount shall have been made to an Eligible Borrower for the post-secondary education of
(a) a resident of the State attending a post-secondary school located within or without the State, or (b) a resident of a state other than the State attending a post-secondary school located within the State.

     The price paid to purchase an Eligible Loan from the Balance in the Series 1999-1 Acquisition Account shall not exceed 100% of the remaining unpaid principal amount of such Eligible Loan, plus accrued Special Allowance Payments and noncapitalized borrower interest thereon, if any, to the date of purchase, reasonable transfer, origination and assignment fees, if applicable, and a premium not to exceed that assumed in the Closing Cash Flow Projection (or such greater premium the payment of which will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes, Other Indenture Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required transfers to the Indemnification Fund, as shown in a subsequent Cash Flow Projection received by the Trustee, and which will not result in the lowering or withdrawal of the outstanding rating assigned by any Rating Agency to any of the Unenhanced Senior or Subordinate Notes Outstanding, as evidenced in writing to the Trustee by each such Rating Agency), and as otherwise authorized by Section 4.2 of the Indenture.

     The price paid to purchase an Eligible Loan from the Balance in the Series 1999-1 Acquisition Account shall not exceed 100% of the remaining unpaid principal amount of such Eligible Loan, plus accrued Special Allowance Payments and noncapitalized borrower interest thereon, if any, to the date of purchase, reasonable transfer, origination and assignment fees, if applicable, and a premium not to exceed that assumed in the Closing Cash Flow Projection (or such greater premium the payment of which will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes, Other Indenture Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required transfers to the Indemnification Fund, as shown in a subsequent Cash Flow Projection received by the Trustee, and which will not result in the lowering or withdrawal of the outstanding rating assigned by any Rating Agency to any of the Unenhanced Senior or Subordinate Notes Outstanding, as evidenced in writing to the Trustee by each such Rating Agency), and as otherwise authorized by Section 4.2 of the Indenture.

     Any Student Loans Financed from Balances in the Series 1999-1 Surplus Subaccount prior to _____________, and constituting Eligible Loans shall, upon the financing thereof, be credited to, and included in the Balance of, the Series 1999-1 Acquisition Account, and shall thereafter not be deemed to have been Financed with moneys in the Surplus Account but to have been Financed with moneys in the Acquisition Fund.

     Section 23. Limitation on Costs of Issuance, Administrative Expenses and Note Fees. The Corporation covenants and agrees that the Costs of Issuance, Administrative Expenses and Note Fees to be paid, or reimbursed to the Corporation, from the Administration Fund shall not exceed the aggregate amount thereof specified in the Closing Cash Flow Projection, unless the Corporation delivers to the Trustee (i) a Corporation Certificate certifying that, based on a Cash Flow Projection, the payment or reimbursement of a greater amount of Costs of Issuance, Administrative Expenses and Note Fees from the Administration Fund will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding

Notes and on Outstanding Other Obligations, to pay Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes or to make required deposits to the Indemnification Fund and (ii) written confirmation from each of the Rating Agencies then rating the Series 1999-1 Notes to the effect that payment or reimbursement of such additional Costs of Issuance, Administrative Expenses or Note Fees will not result in a reduction or withdrawal of the rating of the Series 1999-1 Notes.

     Section 24. Proceeds of Sales of Certain Student Loans To Be Deposited in the Acquisition Fund. The Trustee shall deposit in the Acquisition Fund the proceeds of the resale to a Lender of any Student Loans Financed with proceeds of the Series 1999-1 Notes pursuant to such Lender's repurchase obligation under the applicable Student Loan Purchase Agreement upon receipt thereof from the Corporation, to the extent directed in a Corporation Order and received by the Trustee prior to ____________. Any such proceeds received by the Trustee after such date shall be deposited in the Revenue Fund.

     Section 25. Limitation on Acquisition of Consolidation Loans and Special Program Loans. The Corporation shall not acquire or originate any Consolidation Loan from Balances in the Series 1999-1 Acquisition Account or the Series 1999-1 Surplus Subaccount if, as a result of such acquisition or origination, either:
(i) the aggregate of the amounts applied from such Balances to the acquisition or origination of Consolidation Loans would exceed the greater of (a) $___________, or (b) ___% of the aggregate of the amounts applied from such Balances to the acquisition or origination of all Student Loans; or (ii) at such time as the aggregate of the amounts applied from such Balances to the acquisition or origination of Consolidation Loans equals or exceeds $_________, and thereafter, the weighted average final maturity of all Consolidation Loans so Financed would exceed ____ years, unless the Corporation delivers to the Trustee a Corporation Certificate certifying that, based on a Cash Flow Projection, the acquisition or origination of such Consolidation Loan will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and on Outstanding Other Obligations, to pay Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes or to make required deposits to the Indemnification Fund.

     The Corporation shall not acquire or originate any Consolidation Loan from Balances in the Series 1999-1 Acquisition Account or the Series 1999-1 Surplus Subaccount if, as a result of such acquisition or origination, either: (1) the aggregate of the amounts applied from such Balances to the acquisition or origination of Consolidation Loans would exceed the greater of (a) $______, or
(b) ___% of the aggregate of the amounts applied from such Balances to the acquisition or origination of all Student Loans; or (2) at such time as the aggregate of the amounts applied from such Balances to the acquisition or origination of Consolidation Loans equals or exceeds $________, and thereafter, the weighted average final maturity of all Consolidation Loans so Financed would exceed _____ years, unless the Corporation delivers to the Trustee a Corporation Certificate certifying that, based on a Cash Flow Projection, the acquisition or origination of such Consolidation Loan will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and on Outstanding Other Obligations, to pay Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes or to make required deposits to the Indemnification Fund.

     The Corporation shall not acquire or originate any Student Loan subject to any interest rate reduction or other program that would reduce the yield thereon
(I) if such yield reduction (a) is more than ___% per annum, (b) may commence if any of the first ____ consecutive payments have not been received in a timely fashion or (c) may continue if any payments are not received in a timely fashion, or (II)(a) from Balances in the Series 1999-1 Acquisition Account if, as a result of such acquisition or origination, the aggregate of the amounts applied from such Balances to the acquisition or origination of Student Loans subject to such programs would exceed $______, or (b) from Balances in the Series 1999-1 Surplus Subaccount if, as a result of such acquisition or origination, the aggregate of the amounts applied from such Balances to the acquisition or origination of Student Loans subject to such programs would exceed ___% of the aggregate of the amounts applied from such Balances to the acquisition or origination of all Student Loans, unless the Corporation delivers to the Trustee a Corporation Certificate certifying that, based on a Cash Flow Projection, the acquisition or origination of such Student Loan will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and on Outstanding Other Obligations, to pay Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes or to make required deposits to the Indemnification Fund; provided that the foregoing restrictions shall not apply to the acquisition or origination of any Student Loan subject to a yield reduction program which the Corporation may, at its option, discontinue at any time and which would not reduce the yield thereon by more than ___% per annum.

     The Corporation shall not agree to, or permit any Servicer to agree to, any discount or other reduction in the yield on any Student Loan Financed from Balances in the Series 1999-1 Acquisition Account or the Series 1999-1 Surplus Subaccount (other than any such reduction that existed at the time such Student Loan was so Financed) if, as a result thereof, the yield on such Student Loan would be reduced by more than .___% per annum, unless the Corporation delivers to the Trustee a Corporation Certificate certifying that, based on a Cash Flow Projection, such reduction will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and on Outstanding Other Obligations, to pay Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes or to make required deposits to the Indemnification Fund.

     Section 26. Notice Regarding Servicing Agreements. The Corporation shall give written notice to each Rating Agency at least ninety (90) days (or such lesser number of days as shall be acceptable to each Rating Agency) prior to entering into any Servicing Agreement.

     Section 27. Servicing Review. To the extent available at a reasonable cost to the Corporation, the Corporation shall furnish to the Trustee, as soon as possible and in no event more than one hundred twenty (120) days after the end of each Fiscal Year, a compliance audit attesting to the compliance of the servicing of Financed Student Loans with applicable requirements prepared by an Independent Accountant or other Person reasonably acceptable to the Trustee. The Corporation shall notify each Rating Agency in writing in the event any such audit is to be prepared by a Person other than Eide Helmeke PLLP, Certified Public Accountants, Aberdeen, South Dakota.

     Section 28. Certain Findings, Determinations and Designations. The Corporation hereby finds and determines as follows:

          (A) The Original Indenture has not been amended, supplemented or repealed since the execution thereof. This First Supplemental Indenture supplements the Indenture, constitutes and is a "Supplemental Indenture" within the meaning of such term as defined and used in the Indenture and is executed under and pursuant to the Indenture.

          (B) No Notes have heretofore been issued under the Indenture. The Series 1999-1A Notes and the Series 1999-1B Notes constitute, and are hereby designated as, "Class A Notes" within the meaning of the term as defined and used in the Indenture, and the Series 1999-1C Notes constitute, and are hereby designated as, "Class B Notes" within the meaning of the term as defined and used in the Indenture.

          (C) Upon receipt of the proceeds of the sale of the Series 1999-1
     Notes: (1) the revenues and other moneys and property pledged under the Indenture will not be encumbered by any lien or charge thereon or pledge thereof, other than the lien and charge thereon and pledge thereof created by the Indenture for the payment and security of the Notes; and (2) there will not be outstanding any bonds, notes or other evidences of indebtedness payable from and secured by a lien on or pledge or charge upon the revenues and other moneys and property pledged under the Indenture other than the Series 1999-1 Notes.

          (D) There does not exist an "Event of Default," within the meaning of such term as defined in the Indenture, which is continuing, nor does there exist any condition which, after the passage of time, would constitute such an "Event of Default."

     Section 29. Governing Law. This First Supplemental Indenture shall be governed by and be construed in accordance with the laws of the State without giving effect to the conflicts-of-laws principles thereof; provided that those provisions of this First Supplemental Indenture relating to the rights and duties of the Auction Agent shall be governed by and be construed in accordance with the laws of the State of New York.

     Section 30. Section Headings; Table of Contents. The headings or titles of the several sections hereof shall be solely for convenience of reference and shall not affect the meaning or construction, interpretation or effect of this First Supplemental Indenture.

     Section 31. Severability. If any provision of this First Supplemental Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions or in all cases because it conflicts with any provisions of any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

     The invalidity of any one or more phrases, sentences, clauses or paragraphs in this First Supplemental Indenture contained shall not affect the remaining portions of this First Supplemental Indenture or part thereof.

     Section 32. Counterparts. This First Supplemental Indenture may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 33. Effect of First Supplemental Indenture. Upon the execution and delivery of this First Supplemental Indenture, the Indenture shall be amended and supplemented in accordance herewith, and this First Supplemental Indenture shall form a part of the Indenture for all purposes and every Holder of Notes hereafter authenticated and delivered and Other Beneficiary under the Indenture shall be bound hereby.

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed all as of the day and year first above written.

                                         EDUCATION LOANS INCORPORATED



                                         By________________________________
                                                     President



Attest:



__________________________
       Secretary



                                         U.S. BANK NATIONAL ASSOCIATION,
                                           as Trustee



                                         By________________________________
                                                    Trust Officer



Attest:



___________________________
      Trust Officer

                                    EXHIBIT A
                                    ---------


                       FORM OF SERIES 1999-1 SENIOR NOTES
                           (prior to Conversion Date)
                           --------------------------

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                          EDUCATION LOANS INCORPORATED

                         STUDENT LOAN ASSET-BACKED NOTE
                            SENIOR SERIES 1999-1A [B]
                                     CLASS A

     THIS NOTE IS SUBJECT TO MANDATORY TENDER FOR PURCHASE AT THE TIMES AND IN THE MANNER HEREINAFTER DESCRIBED, AND MUST BE SO TENDERED OR WILL BE DEEMED TO HAVE BEEN SO TENDERED UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN.

No. R___                                                             $_________



  Stated              Date of Original             Interest
Maturity Date             Issue                      Rate                 CUSIP
-------------         ---------------              --------               -----

                                                   Variable               ______


REGISTERED HOLDER:  CEDE & CO.


PRINCIPAL AMOUNT:


     FOR VALUE RECEIVED, EDUCATION LOANS INCORPORATED, a corporation organized under the laws of the State of Delaware (the "Corporation," which term includes any successor corporation under the Indenture hereinafter referred to), acknowledges itself indebted and hereby promises to pay to the registered holder specified above, or registered assigns (the "Registered Holder"), but solely from the revenues and receipts hereinafter specified and not otherwise, the Principal Amount specified above on the Stated Maturity Date specified above (subject to the right of prior redemption hereinafter mentioned), upon presentation and surrender of this Note at the Principal Office of the Trustee (as hereinafter defined), as Paying Agent for the Series 1999-1 Notes (as hereinafter defined), or a duly appointed successor Paying Agent, and to pay interest on said Principal Amount, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Holder hereof from the date hereof until the payment of said Principal Amount has been made or duly provided for, payable on each Interest Payment Date and at Maturity, at the Series 1999-1 Senior Note Interest Rate (as hereinafter described), and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest. Payment of interest on this Note on each regularly scheduled Interest Payment Date shall be made by check or draft drawn upon the Paying Agent and mailed to the person who is the Registered Holder hereof as of 5:00 p.m. in the city in which the Principal Office of the Note Registrar is located on the applicable Regular Record Date at the address of such Registered Holder as it appears on the Note Register maintained by the Note Registrar, or, if the Registered Holder of this Note is the Registered Holder of Series 1999-1 Notes in the aggregate principal amount of $1,000,000 or more, at the direction of such Registered Holder received by the Paying Agent by 5:00 p.m. in the city in which the Principal Office of the Paying Agent is located on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Registered Holder. In addition, premium, if any, and interest on this Note are payable at the Maturity hereof in the same manner as the principal hereof, unless the date of such maturity is a regularly scheduled Interest Payment Date, in which event interest is payable in the manner set forth in the preceding sentence. Any interest not so timely paid or duly provided for shall cease to be payable to the person who is the Registered Holder hereof at the close of business on the Regular Record Date and shall be payable to the person who is the Registered Holder hereof at the close of business on a special record date for the payment of any such defaulted interest. Such special record date shall be fixed by the Trustee whenever moneys become available for payment of the defaulted interest, and notice of the special record date shall be given to the Registered Holder hereof not less than ten days prior thereto by first-class mail to such Registered Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the special record date and the date fixed for the payment of such defaulted interest. The principal of, premium, if any, and interest on this Note are payable in lawful money of the United States of America.

     This Note is one of an authorized issue of Notes (the "Notes"), issued and to be issued by the Corporation in one or more series pursuant to an Indenture of Trust, dated as of ________ 1, 1999 (as supplemented and amended, the "Indenture"), as supplemented by a First Supplemental Indenture of Trust, dated as of _________ 1, 1999 (the "First Supplemental Indenture"), each between the Corporation and U.S. Bank National Association, in Minneapolis, Minnesota, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). As provided in the Indenture, the Notes are issuable in series which may vary as in the Indenture provided or permitted. This Note is one of a series issued in an aggregate principal amount of $______ (the "Series 1999-1A [B] Notes"). The Series 1999-1A [B] Notes are issued simultaneously with one other series of Class A Notes issued in the aggregate principal amount of $______ (the "Series 1999-1B [A] Notes" and, together with the Series 1999-1A [B] Notes, collectively referred to herein as the "Series 1999-1 Senior Notes"), and a series of Class B Notes issued in the aggregate principal amount of $________ (the "Series 1999-1C

Notes" and, together with the Series 1999-1 Senior Notes, collectively referred to herein as the "Series 1999-1 Notes"). The proceeds of the Series 1999-1 Notes will be used by the Corporation to (a) acquire student loan notes incurred under the Higher Education Act and (b) fund the Reserve Fund.

     Reference is hereby made to the Indenture, copies of which are on file in the principal corporate trust office of the Trustee, and to all of the provisions of which any Registered Holder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the various classes of Notes and Other Obligations secured thereunder; the student loan acquisition program being financed by the issuance of the Notes; the revenues and other moneys pledged to the payment of the principal of, premium, if any, and interest on the Notes and the Other Obligations; the nature and extent and manner of enforcement of the pledge; the conditions upon which Notes may be issued or Other Obligations may be incurred by the Corporation thereunder, payable from such revenues and other moneys thereunder as Senior Obligations, Subordinate Obligations or Class C Notes; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Notes; the rights and remedies of the Registered Holder hereof with respect hereto and thereto, including the limitations upon the right of a Registered Holder hereof to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Corporation and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the maturity or redemption of this Note, and this Note thereafter no longer be secured by the Indenture, or be deemed to be Outstanding thereunder; and for the other terms and provisions thereof. Terms used with initial capital letters but not defined in this Note have the respective meanings given such terms in the Indenture. The Series 1999-1 Senior Notes are being issued as, and will constitute, Class A Notes under the Indenture. The Series 1999-1C Notes are being issued as, and will constitute, Class B Notes under the Indenture.

     The Notes and Other Obligations are limited obligations of the Corporation, payable solely from the revenues and assets of the Corporation pledged therefor under the Indenture, including certain notes evidencing Student Loans and the proceeds of the Corporation's bonds, notes or other evidences of indebtedness, if any, issued with respect to the Notes.

     Interest payable on this Note shall be computed on the basis of actual days elapsed and accrue daily from the date hereof (on the basis of a 360-day year), and is payable on each regularly scheduled Interest Payment Date prior to the Maturity of this Note and at the Maturity of this Note. The interest payable on each Interest Payment Date for this Note shall be that interest which has accrued through the last day of the last complete Interest Period immediately preceding the Interest Payment Date or, in the case of the Maturity of this Note, the last day preceding the date of such Maturity. The Series 1999-1 Senior
Note Interest Rate shall be effective as of and on the first day (whether or not a Business Day) of the applicable Interest Period and be in effect thereafter through the end of such Interest Period.

     Until Conversion, if any, of the Series 1999-1 Senior Note Interest Rate on this Note calculated on the basis of an Auction Period to a Series 1999-1 Senior
Note Interest Rate
calculated on the basis of another Interest Period, the unpaid principal amount hereof from time to time outstanding shall bear interest at a Series 1999-1 Senior Note Auction Rate, as described below, payable on each Interest Payment Date and at the Maturity hereof, such interest to accrue from the later of the date hereof or the date through which interest has been paid or duly provided for.

     During the Initial Interest Period, this Note shall bear interest at the Series 1999-1 Senior Note Initial Interest Rate. Thereafter until Conversion or an Auction Period Adjustment, if any, this Note shall bear interest at a Series 1999-1 Senior Note Auction Rate based on an Auction Period that shall generally consist of 28 days, all as determined in the First Supplemental Indenture.

     The Series 1999-1 Senior Note Auction Rate to be borne by this Note after the Initial Interest Period for each Auction Period until Conversion, if any, or an Auction Period Adjustment, if any, shall be the lesser of (i) the Net Loan Rate in effect for such Auction Period and (ii) the Auction Rate determined in accordance with the applicable provisions of the First Supplemental Indenture.

     In no event shall the Series 1999-1 Senior Note Auction Rate on this Note exceed 18% per annum (the "Series 1999-1 Senior Note Auction Rate Limitation").

     The Interest Period, including, without limitation, an Auction Period, the applicable Series 1999-1 Senior Note Auction Rate, the method of determining the applicable Series 1999-1 Senior Note Auction Rate on each of the Series 1999-1A [B] Notes and the Auction Procedures related thereto, including, without limitation, required notices thereof to the Holders or Existing Holders of the Series 1999-1 Senior Notes, an Auction Period Adjustment, a change in the Auction Date and the Interest Payment Dates will be determined in accordance with the terms, conditions and provisions of the First Supplemental Indenture and the Auction Agent Agreement, to which terms, conditions and provisions specific reference is hereby made, and all of which terms, conditions and provisions are hereby specifically incorporated herein by reference.

     If the Auction Rate for the Series 1999-1A [B] Notes is greater than the Net Loan Rate, then the Series 1999-1 Senior Note Auction Rate applicable to the Series 1999-1 Notes for that Interest Period will be the Net Loan Rate. If the Series 1999-1 Senior Note Auction Rate applicable to the Series 1999-1A [B] Notes for any Interest Period is the Net Loan Rate, the Trustee shall determine the Carry-Over Amount, if any, with respect to the Series 1999-1A [B] Notes for such Interest Period. Such Carryover Amount shall bear interest calculated at a rate equal to One-Month LIBOR from the Interest Payment Date for the Interest Period with respect to which such Carry-Over Amount was calculated until paid. For purposes of this Note, any reference to "principal" or "interest" herein shall not include within the meaning of such words Carry-Over Amount or any interest accrued on any such Carry-Over Amount. Such Carry-Over Amount shall be separately calculated for each Series 1999-1A [B] Note by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Holder of such Carry-Over Amount as required in the next succeeding sentence. On the Interest Payment Date for an Interest Period with respect to which such Carry-Over Amount has been calculated by the

Trustee, the Trustee shall give written notice to each Holder of the Carry-Over Amount applicable to each Holder's Series 1999-1A [B] Note, which written notice may accompany the payment of interest by check made to each such Holder on such Interest Payment Date or otherwise shall be mailed on such Interest Payment Date by first class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the registration books maintained by the Note Registrar. Such notice shall state, in addition to such Carry-Over Amount, that, unless and until a Series 1999-1A [B] Note has been redeemed or has been deemed no longer Outstanding under the First Supplemental Indenture (after which no Carry-Over Amount shall be paid with respect to a Series 1999-1A [B] Note), (i) the Carry-Over Amount (and interest accrued thereon) shall be paid by the Trustee on such Series 1999-1A [B] Note on the earlier of (a) the Conversion Date, if any, and, if then so paid, shall be paid in full, or (b) the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (l) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (2) moneys are available pursuant to the terms of the First Supplemental Indenture to pay such Carry-Over Amount (and interest accrued thereon), and (ii) interest shall accrue on the Carry-Over Amount at a per annum rate equal to One-Month LIBOR until such Carry-Over Amount is paid in full or is cancelled.

     The Carry-Over Amount for the Series 1999-1A [B] Notes shall be paid by the Trustee on Outstanding Series 1999-1A [B] Notes on the earlier of (a) the Conversion Date, if any, and, if then so paid, shall be paid in full, or (b) the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (i) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (ii) moneys in the Surplus Account are available on such Interest Payment Date for transfer to the Interest Account for such purpose in accordance with the applicable provisions of the Indenture, after taking into account all other amounts payable from the Surplus Fund on such Interest Payment Date. Any Carry-Over Amount (and any interest accrued thereon) which is unpaid as of an Interest Payment Date with respect to any Series 1999-1A [B] Note, which Series 1999-1A [B] Note is to be redeemed or deemed no longer Outstanding under the First Supplemental Indenture on such Interest Payment Date, shall be paid to the Holder thereof on such Interest Payment Date to the extent that moneys are available therefor in accordance with the provisions of the preceding clause (b); provided, however, that any Carry-Over Amount (and any interest accrued thereon) which is not so paid on such Interest Payment Date shall be cancelled with respect to such Series 1999-1A [B] Note on such Interest Payment Date and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-Over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the earlier of (a) the Conversion Date, if any, and, if then so paid, shall be paid in full, or (b) the next occurring Interest Payment Date or Dates, as necessary, for a subsequent Interest Period or Periods, if and to the extent that the conditions in the first sentence of this paragraph are satisfied. On any Interest Payment Date on which the Trustee pays less than all of the Carry-Over Amount (and any interest accrued thereon) with respect to a Series 1999-1A [B] Note, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Holder of such Series 1999-1A [B] Note of the Carry-Over Amount remaining unpaid on such Series 1999-1A [B] Note.

     The Interest Payment Date in such subsequent Interest Period on which such Carry-Over Amount for the Series 1999-1A [B] Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-Over Amount in the same manner as, and from the same Account from which, it pays interest on the Series 1999-1A [B] Notes on an Interest Payment Date.

     By purchasing Series 1999-1A [B] Notes, whether in an Auction or otherwise, each purchaser of the Series 1999-1A [B] Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (i) to participate in Auctions on the terms described in the First Supplemental Indenture, (ii) to have its beneficial ownership of the Series 1999-1A [B] Notes maintained at all times in Book-Entry Form for the account of its Participant, which in turn will maintain records of such beneficial ownership, and (iii) to authorize such Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request. So long as the ownership of Series 1999-1A [B] Notes is maintained in Book-Entry Form by the Securities Depository, an Existing Holder may sell, transfer or otherwise dispose of Series 1999-1A [B] Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Series 1999-1A [B] Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Participant advises the Auction Agent of such transfer.

     At the option of the Corporation, the method of determining the Series 1999-1 Senior Note Interest Rate for the Series 1999-1A [B] Notes is subject to Conversion on a Conversion Date from a Series 1999-1 Senior Note Auction Rate calculated on the basis of an Auction Period to a Series 1999-1 Senior Note Interest Rate calculated on the basis of another Interest Period. The method of determining the new Series 1999-1 Senior Note Interest Rate for the new Interest Period and the length of the new Interest Period, which may be any length of time between one day and the Stated Maturity of the Series 1999-1A [B] Notes subject to conversion, shall be set forth in a Supplemental Indenture executed in connection with the Conversion. No Supplemental Indenture shall be executed in connection with a Conversion unless the Corporation shall have furnished to the Trustee prior to such execution written evidence from each of the Rating Agencies then rating the Notes that execution of the Supplemental Indenture and the related Conversion will not adversely affect the ratings on any Series of the Outstanding Notes.

     The Corporation shall give written notice to the Trustee, the Remarketing Agent and the Auction Agent of any such Conversion not less than 28 days prior to the effective date of the Supplemental Indenture executed in connection with the Conversion, which effective date shall be no later than the Interest Rate Determination Date for such new Interest Period. Upon receipt of such written notice from the Corporation, the Trustee shall give written notice to the Holders of the Series 1999-1A [B] Notes subject to conversion in the manner set forth in the First Supplemental Indenture not less than 25 days prior to the effective date of such Supplemental Indenture. Such notice shall state such information as is required by the First Supplemental Indenture.

     If all of the Series 1999-1A [B] Notes that have been tendered or deemed tendered in connection with such Conversion in accordance with the provisions of the next succeeding paragraph are not remarketed or purchased by the Remarketing Agent for settlement on the Conversion Date or if the Trustee does not, by 11:00 a.m., New York City time, on the Conversion Date, receive from the purchasers or the Remarketing Agent the purchase price equal to 100% of the principal amount thereof, or if there are not sufficient moneys available in the Interest Account, after making provision for the payment of accrued interest on the Series 1999-1A [B] Notes, as well as all other obligations payable from the Interest Account having priority over the payment of Carry-Over Amounts, due and payable on such Conversion Date, to pay on the Conversion Date all Carry-Over Amount (and accrued interest thereon), if any, on the Series 1999-1A [B] Notes through the Conversion Date, none of the Series 1999-1A [B] Notes shall be converted to a new Interest Period on the Conversion Date, but all Series 1999-1A [B] Notes shall bear interest at the lesser of the Net Loan Rate or the Maximum Auction Rate (subject to the Series 1999-1 Senior Note Auction Rate Limitation) as of the failed Conversion Date for the Interest Period commencing on such date and shall continue to be owned by and registered to the Holders that owned Series 1999-1A [B] Notes immediately prior to the failed Conversion.

     In the event that Conversion from an Auction Period to a new Interest Period for the Series 1999-1A [B] Notes is to take place, the Series 1999-1A [B] Notes shall be tendered to the Trustee no later than the related Conversion Date for purchase at a price equal to 100% of the principal amount thereof; provided, however, that any Series 1999-1A [B] Notes not tendered to the Trustee by such date shall be deemed tendered to the Trustee. Any unpaid Carry-Over Amount (and any interest accrued thereon) with respect to the Series 1999-1A [B] Notes as of the Conversion Date, as well as interest on the Series 1999-1A [B] Notes accrued to the Conversion Date, will be paid in the ordinary fashion. The Trustee shall give notice by mail to the Holders of Series 1999-1A [B] Notes not less than 25 days prior to the effective date of the Supplemental Indenture executed in connection with the Conversion of the mandatory tender of such Notes.

     If there has been deposited with the Trustee by 11:00 a.m., New York City time, on the Conversion Date amounts sufficient, and available, to pay the purchase price of all Series 1999-1A [B] Notes subject to conversion equal to 100% of the principal amount thereof plus accrued interest thereon and any unpaid Carry-Over Amount (and any interest accrued thereon) with respect thereto as of the Conversion Date, all Series 1999-1A [B] Notes which have not been delivered to the Trustee shall be deemed to have been tendered in accordance with the provisions hereof and of the First Supplemental Indenture. Replacement Series 1999-1A [B] Notes shall be authenticated by the Trustee and delivered to the purchasers thereof; provided, however, that in the case of Series 1999-1A [B] Notes held in a Book-Entry System, replacement Series 1999-1A [B] Notes shall be authenticated by the Trustee and delivered to the Securities Depository. The Holder of any undelivered Series 1999-1A [B] Notes shall not be entitled to any payment (including any interest to accrue on and subsequent to the Conversion Date) other than the purchase price for such undelivered Series 1999-1A [B] Notes, together with accrued interest thereon, and any unpaid Carry-Over Amount (and any interest accrued thereon) with respect thereto, as of the Conversion Date, and undelivered Series 1999-1A [B] Notes shall no longer be entitled to the benefit of the First Supplemental Indenture, except for the purpose of payment of the purchase price therefor, together with accrued interest thereon, and any unpaid Carry-Over Amount (and any interest accrued thereon) with respect thereto, as of the Conversion Date.

     The Holders of Series 1999-1A [B] Notes which are subject to mandatory tender on the Conversion Date do not have the right to elect to retain such Series 1999-1A [B] Notes. Subject only to receipt by the Trustee from the purchasers of the price equal to 100% of the principal amount of all Series 1999-1A [B] Notes on the Conversion Date and the payment of accrued interest thereon and any unpaid Carry-Over Amount (and accrued interest thereon) with respect thereto, the Series 1999-1A [B] Notes will be deemed to be tendered to the Trustee on such Conversion Date and registered in the names of the purchasers thereof.

     If by 11:00 a.m., New York City time, on the Conversion Date there is not on deposit with the Trustee an aggregate amount sufficient, and available, to pay the purchase price of all Series 1999-1A [B] Notes subject to conversion plus accrued interest thereon and any unpaid Carry-Over Amount (and any interest accrued thereon) with respect thereto as of the Conversion Date, all Series 1999-1A [B] Notes that have been tendered to the Trustee shall be returned by the Trustee to the tendering Holders thereof, and the Trustee shall give written notice on the date that the proposed Conversion was to have occurred to each Holder of Series 1999-1A [B] Notes, whether such Holder has actually tendered his Series 1999-1A [B] Note or not, that (i) the Conversion of the Series 1999-1A [B] Notes has been cancelled and (ii) the Series 1999-1A [B] Notes will bear interest at the lesser of the Net Loan Rate or the Maximum Auction Rate as of the failed Conversion Date for the Interest Period commencing on such date, written notice of which Series 1999-1 Senior Note Interest Rate will be given by the Trustee to each such Holder on the second Business Day of the new Auction Period.

     The determination of a Series 1999-1 Senior Note Interest Rate by the Auction Agent or any other authorized Person pursuant to the provisions of the First Supplemental Indenture shall be conclusive and binding on the Holders of the Series 1999-1A [B] Notes to which such Series 1999-1 Senior Note Interest Rate applies, and the Corporation and the Trustee may rely thereon for all purposes.

     Notwithstanding any provision of this Note to the contrary, in no event shall the cumulative amount of interest paid or payable on this Note (including interest calculated as provided herein, plus any other amounts that constitute interest on this Note under applicable law, which are contracted for, charged, reserved, taken or received pursuant to this Note or related documents) calculated from the date of issuance of this Note through any subsequent day during the term of this Note or otherwise prior to payment in full of this Note exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or related documents or otherwise contracted for, charged, reserved, taken or received in connection with this Note, or if the redemption or acceleration of the maturity of this Note results in payment to or receipt by the Registered Holder or any former Registered Holder hereof of any interest in excess of that permitted by applicable law, then notwithstanding any provision of this Note or related documents to the contrary all excess amounts theretofore paid or received with respect to this Note shall be credited on the principal balance of this Note (or, if this Note has been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of this Note and related documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note and under the related documents.

     The Series 1999-1A [B] Notes are subject to mandatory sinking fund redemption on the last regularly scheduled Interest Payment Date with respect to the Series 1999-1A [B] Notes occurring in ______ in each of the years _____ through ____, at a Redemption Price equal to 100% of the principal amount thereof, as provided in the Indenture. In addition, the Corporation may elect to apply Series 1999-1A [B] Notes redeemed pursuant to other provisions of, or purchased and retired pursuant to, the Indenture as a credit against such sinking fund redemption in the manner provided in the Indenture.

     Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Series 1999-1 Notes may and, under the circumstances described in the next succeeding sentence, shall be redeemed, in whole or in part, on any regularly scheduled Interest Payment Date, at a Redemption Price equal to 100% of the principal amount of Series 1999-1 Notes so redeemed, from proceeds of the Series 1999-1 Notes constituting a portion of the Balance of the Acquisition Fund that have not been used to acquire Eligible Loans and from that portion of the Reserve Fund which, if left in the Reserve Fund upon such redemption, would cause the Balance in the Reserve Fund to exceed the Reserve Fund Requirement, calculated giving effect to such redemption. Such redemption shall be required on the regularly scheduled Interest Payment Date occurring in _____, from such sources not so used by ________, unless the Corporation delivers to the Trustee: (i) a Corporation Certificate certifying that, based on a Cash Flow Projection, the failure to so redeem Series 1999-1 Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and the Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Rebate Fund, and (ii) written confirmation from Moody's and Fitch to the effect that the failure to so redeem Series 1999-1 Notes will not result in a reduction or withdrawal of the rating of the Series 1999-1 Notes.

     Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Series 1999-1A [B] Notes may, at the option of the Corporation, be redeemed on any regularly scheduled Interest Payment Date, in whole or in part, at a Redemption Price equal to 100% of the principal amount thereof to be redeemed, from amounts credited to the Retirement Account from the Surplus Account for such purpose in accordance with the Indenture and from that portion of the Reserve Fund which exceeds the Reserve Fund Requirement (calculated after giving effect to such redemption). If the Trustee shall have first certified that no deficiencies exist in any of the Rebate Fund, the Note Fund, the Reserve Fund or the Special Redemption Account, the Trustee shall, upon Corporation Order, transfer to the Retirement Account any Balances in the Surplus Account (other than those consisting of Student Loans) which a Corporation Certificate states are not reasonably expected to be needed for the payment of scheduled Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees, or for transfer to the Rebate Fund.

     Subject to compliance with the provisions of the Indenture relating to certain asset requirements and certain other requirements, Outstanding Series 1999-1A [B] Notes may, at the option of the Corporation, be redeemed on any regularly scheduled Interest Payment Date, in whole or in part, at a Redemption Price equal to 100% of the principal amount thereof to be redeemed, from amounts credited to the Retirement Account for such purpose.

     If not all Series 1999-1 Notes are to be redeemed, the particular Series 1999-1 Notes to be redeemed are to be selected as provided in the Indenture.

     Notice of redemption shall be given by first-class mail mailed at least 15 days before the Redemption Date to each Holder of Series 1999-1A [B] Notes to be redeemed at his last address appearing on the Note Register; but no defect in or failure to give such notice of redemption shall affect the validity of proceedings for redemption of any Series 1999-1A [B] Notes not affected by such defect or failure. All Series 1999-1A [B] Notes so called for redemption will cease to bear interest on such Redemption Date, provided funds for their redemption have been duly deposited, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed Outstanding thereunder.

     It is provided in the Indenture that Series 1999-1A [B] Notes of a denomination larger than $100,000 may be redeemed in part ($100,000 or an integral multiple thereof) and that upon any partial redemption of any such Series 1999-1A [B] Note the same shall be surrendered in exchange for one or more new Notes of the same series in authorized form for the unredeemed portion of principal.

     If provision is made for the payment of principal of, premium, if any, and interest on this Note in accordance with the Indenture, this Note shall no longer be deemed Outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture and shall thereafter be payable solely from the funds provided for such payment.

     If an Event of Default shall occur, the principal of all the Outstanding Notes may and, under certain circumstances, shall be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Notes and Other Beneficiaries under the Indenture at any time by the Corporation with, among other things, the consent of the Holders of two-thirds of the aggregate principal amount of Class A Notes at the time Outstanding, if affected thereby, and the consent of the Holders of two-thirds of the aggregate principal amount of Class B Notes at the time Outstanding, if affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Class A Notes at the time Outstanding or Other Senior Beneficiaries or, if no Senior Obligations are Outstanding, the Holders of specified percentages in aggregate principal amount of the Class B Notes at the time Outstanding or Other Subordinate Beneficiaries, on behalf of the Holders of all the Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Registered Holder of this Note and upon all future Registered Holders hereof and of any Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     This Note is transferable by the Registered Holder hereof upon surrender of this Note for transfer at the Principal Office of the Note Registrar (which shall be the Trustee unless and until an Authenticating Agent becomes the Note Registrar under the Indenture) or at the Principal Office of a duly appointed Authenticating Agent (the "Authenticating Agent," which term includes any successor Authenticating Agent under the Indenture), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or such Authenticating Agent, as the case may be, and executed by the Registered Holder hereof or his attorney duly authorized in writing, with signature guarantees satisfactory to the Note Registrar or such Authenticating Agent, as the case may be. Thereupon the Corporation shall execute and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in exchange for this Note, one or more new fully registered Notes in the name of the transferee, of an authorized denomination, in aggregate principal amount equal to the principal amount of this Note, of the same series and bearing interest at the same rate. No Authenticating Agent will be initially appointed with respect to the Series 1999-1A [B] Notes. Notwithstanding the foregoing provisions of this paragraph, no Series 1999-1A [B] Note shall be required to be transferred, (i) during a period beginning at the opening of business fifteen days before any selection of Series 1999-1A [B] Notes for redemption and ending at the close of business on the day of such selection,
(ii) if such Series 1999-1A [B] Note has been selected for redemption in whole or in part, or (iii) on or after the date notice of a Conversion Date is given through such Conversion Date.

     The Corporation may require payment by the Registered Holder hereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note, other than certain exchanges specifically exempted under the Indenture and not involving any transfer.

     The Corporation, the Trustee, each Paying Agent, any Authenticating Agent, the Note Registrar and any other agent of the Corporation may treat the Person in whose name this Note is registered on the Note Register as the absolute owner hereof for all purposes, whether or not this Note is overdue, and neither the Corporation, the Trustee, any Paying Agent, any Authenticating Agent, the Note Registrar nor any other such agent shall be affected by notice to the contrary.

     IT IS HEREBY CERTIFIED, RECITED, COVENANTED AND DECLARED that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Note have happened, do exist, and have been performed in regular and due time, form and manner as so required.

     This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee or by the Authenticating Agent by the manual signature of one of its authorized representatives.

     IN WITNESS WHEREOF, the Corporation has caused this Note to be executed in its name by the manual signatures of its President and Secretary, and its corporate seal to be impressed hereon.

Dated:________________
                                          EDUCATION LOANS INCORPORATED


                                          __________________________
                                                President

(SEAL)
                                          __________________________
                                                Secretary



                              --------------------

                          CERTIFICATE OF AUTHENTICATION

     This Note is one of the Notes of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                          U.S. BANK NATIONAL ASSOCIATION,
                                            as Trustee

                                          By_____________________________
                                              Authorized Representative

                              --------------------
                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________ the within Note and irrevocably appoints
____________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated  _______________________

PLEASE INSERT SOCIAL SECURITY            ___________________________
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE                              NOTICE:  The signature to this
                                         assignment must correspond with the
                                         name as it appears upon the face of the
 ____________________________            within Note in every particular,
                                         without any alteration whatsoever.

SIGNATURE GUARANTEED:


_________________________________

                                    EXHIBIT B
                                    ---------


                          FORM OF SERIES 1999-1C NOTES
                          -----------------------------

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                          EDUCATION LOANS INCORPORATED

                         STUDENT LOAN ASSET-BACKED NOTE
                           SUBORDINATE SERIES 1999-1C
                                     CLASS B

No. R____                                                                  $____



  Stated                Date of Original            Interest
Maturity Date               Issue                     Rate               CUSIP
-------------           ----------------            --------             -----

                                                    Variable             _____


REGISTERED HOLDER: CEDE & CO.


PRINCIPAL AMOUNT:


     FOR VALUE RECEIVED, EDUCATION LOANS INCORPORATED, a corporation organized under the laws of the State of Delaware (the "Corporation," which term includes any successor corporation under the Indenture hereinafter referred to), acknowledges itself indebted and hereby promises to pay to the registered holder specified above, or registered assigns (the "Registered Holder"), but solely from the revenues and receipts hereinafter specified and not otherwise, the Principal Amount specified above on the Stated Maturity Date specified above (subject to the right of prior redemption hereinafter mentioned), upon presentation and surrender of this Note at the Principal Office of the Trustee (as hereinafter defined), as Paying Agent for the Series 1999-1 Notes (as hereinafter defined), or a duly appointed successor Paying Agent, and to pay interest on said Principal Amount, but solely from the revenues and receipts hereinafter specified and not otherwise, to the Registered Holder hereof from the date hereof until the payment of said

Principal Amount has been made or duly provided for, payable on each Interest Payment Date and at Maturity, at the Series 1999-1C Note Interest Rate (as hereinafter described), and at the same rate per annum (to the extent that the payment of such interest shall be legally enforceable) on overdue installments of interest. Payment of interest on this Note on each regularly scheduled Interest Payment Date shall be made by check or draft drawn upon the Paying Agent and mailed to the person who is the Registered Holder hereof as of 5:00 p.m. in the city in which the Principal Office of the Note Registrar is located on the applicable Regular Record Date at the address of such Registered Holder as it appears on the Note Register maintained by the Note Registrar, or, if the Registered Holder of this Note is the Registered Holder of Series 1999-1 Notes in the aggregate principal amount of $1,000,000 or more, at the direction of such Registered Holder received by the Paying Agent by 5:00 p.m. in the city in which the Principal Office of the Paying Agent is located on the last Business Day preceding the applicable Regular Record Date, by electronic transfer by the Paying Agent in immediately available funds to an account designated by such Registered Holder. In addition, premium, if any, and interest on this Note are payable at the Maturity hereof in the same manner as the principal hereof, unless the date of such maturity is a regularly scheduled Interest Payment Date, in which event interest is payable in the manner set forth in the preceding sentence. Any interest not so timely paid or duly provided for shall cease to be payable to the person who is the Registered Holder hereof at the close of business on the Regular Record Date and shall be payable to the person who is the Registered Holder hereof at the close of business on a special record date for the payment of any such defaulted interest. Such special record date shall be fixed by the Trustee whenever moneys become available for payment of the defaulted interest, and notice of the special record date shall be given to the Registered Holder hereof not less than ten days prior thereto by first-class mail to such Registered Holder as shown on the Note Register on a date selected by the Trustee, stating the date of the special record date and the date fixed for the payment of such defaulted interest. The principal of, premium, if any, and interest on this Note are payable in lawful money of the United States of America.

     This Note is one of an authorized issue of Notes (the "Notes"), issued and to be issued by the Corporation in one or more series pursuant to an Indenture of Trust, dated as of __________ 1, 1999 (as supplemented and amended, the "Indenture"), as supplemented by a First Supplemental Indenture of Trust, dated as of ___________ 1, 1999, (the "First Supplemental Indenture"), each between the Corporation and U.S. Bank National Association, in Minneapolis, Minnesota, as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). As provided in the Indenture, the Notes are issuable in series which may vary as in the Indenture provided or permitted. This Note is one of a series of Class B Notes issued in an aggregate principal amount of $___________ (the "Series 1999-1C Notes"). The Series 1999-1C Notes are issued simultaneously with two series of Class A Notes issued in the aggregate principal amount of $___________ (the "Series 1999-1 Senior Notes" and, together with the Series 1999-1C Notes, collectively referred to herein as the "Series 1999-1 Notes"). The proceeds of the Series 1999-1 Notes will be used by the Corporation to (a) acquire student loan notes incurred under the Higher Education Act and (b) fund the Reserve Fund.

     Reference is hereby made to the Indenture, copies of which are on file in the principal corporate trust office of the Trustee, and to all of the provisions of which any Registered Holder of this Note by his acceptance hereof hereby assents, for definitions of terms; the description of and the nature and extent of the security for the various classes of Notes and Other Obligations secured thereunder; the student loan acquisition program being financed by the issuance of the Notes; the revenues and other moneys pledged to the payment of the principal of, premium, if any, and interest on the Notes and the Other Obligations; the nature and extent and manner of enforcement of the pledge; the conditions upon which Notes may be issued or Other Obligations may be incurred by the Corporation thereunder, payable from such revenues and other moneys thereunder as Senior Obligations, Subordinate Obligations or Class C Notes; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Notes; the rights and remedies of the Registered Holder hereof with respect hereto and thereto, including the limitations upon the right of a Registered Holder hereof to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Corporation and the Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts and covenants made therein may be discharged at or prior to the maturity or redemption of this Note, and this Note thereafter no longer be secured by the Indenture, or be deemed to be Outstanding thereunder; and for the other terms and provisions thereof. Terms used with initial capital letters but not defined in this Note have the respective meanings given such terms in the Indenture.

     The Notes and Other Obligations are limited obligations of the Corporation, payable solely from the revenues and assets of the Corporation pledged therefor under the Indenture, including certain notes evidencing Student Loans and the proceeds of the Corporation's bonds, notes or other evidences of indebtedness, if any, issued with respect to the Notes.

     The Series 1999-1C Notes constitute Class B Notes under the Indenture which are subordinated in right of payment, the direction of remedies and certain other matters in accordance with the terms of the Indenture to the rights of the Holders of Class A Notes issued from time to time under the Indenture (including, without limitation, the Prior Senior Notes and the Series 1999-1 Senior Notes) and Other Senior Beneficiaries thereunder. A failure to pay principal of, premium, if any, or interest on this Class B Note will not constitute an Event of Default under the Indenture if any Senior Obligation is Outstanding.

     Interest payable on this Note shall be computed on the basis of actual days elapsed and accrue daily from the date hereof (on the basis of a 360-day year), and is payable on each regularly scheduled Interest Payment Date prior to the Maturity hereof and at the Maturity hereof. The interest payable on each Interest Payment Date for this Note shall be that interest which has accrued through the last day of the last complete Interest Period immediately preceding the Interest Payment Date or, in the case of the Maturity hereof, the last day preceding the date of such Maturity. The Series 1999-1C Note Interest Rate shall be effective as of and on the first day (whether or not a Business Day) of the applicable Interest Period and be in effect thereafter through the end of such Interest Period.

     During the Initial Interest Period, this Note shall bear interest at the Series 1999-1C Note Initial Interest Rate. The interest rate to be borne by this Note during each Interest Period thereafter shall be determined on the related Interest Rate Determination Date and shall be equal to the lesser of (i) the sum of One-Month LIBOR determined with respect to such Interest Rate Determination Date plus ___% (which is herein referred to as the "Series 1999-1C Note LIBOR-Based Rate"), and (ii) the Net Loan Rate determined with respect to such Interest Rate Determination Date. The Trustee shall determine such interest rate on each Interest Rate Determination Date.

     Notwithstanding any other provision of this Note or the First Supplemental Indenture, interest payable on this Note for an Interest Period shall never exceed for such Interest Period the amount of interest payable at the Net Loan Rate in effect for such Interest Period.

     If the Series 1999-1C Note LIBOR-Based Rate determined with respect to a given Interest Rate Determination Date is greater than the Net Loan Rate, then the Series 1999-1C Note Interest Rate for the related Interest Period will be the Net Loan Rate. If the Series 1999-1C Note Interest Rate for any Interest Period is the Net Loan Rate, the Trustee shall determine the Carry-Over Amount, if any, with respect to the Series 1999-1C Notes for such Interest Period. Each such Carry-Over Amount shall bear interest calculated at a rate equal to the Series 1999-1C Note LIBOR-Based Rate (as determined by the Trustee) from the Interest Payment Date for the Interest Period with respect to which such Carry-Over Amount was calculated, until paid. Any payment in respect of Carry-Over Amount shall be applied, first, to any accrued interest payable thereon and, thereafter, in reduction of such Carry-Over Amount. For purposes of this Note, any reference to "principal" or "interest" herein shall not include, within the meaning of such words, Carry-Over Amount or any interest accrued on any such Carry-Over Amount. Such Carry-Over Amount shall be separately calculated for each Series 1999-1C Note by the Trustee during such Interest Period in sufficient time for the Trustee to give notice to each Holder of such Carry-Over Amount as required in the next succeeding sentence. On the Interest Payment Date for an Interest Period with respect to which such Carry-Over Amount has been calculated by the Trustee, the Trustee shall give written notice to each Holder of the Carry-Over Amount applicable to such Holder's Series 1999-1C Note, which written notice may accompany the payment of interest by check made to each such Holder on such Interest Payment Date or otherwise shall be mailed on such Interest Payment Date by first-class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the registration books maintained by the Note Registrar. Such notice shall state, in addition to such Carry-Over Amount, that, unless and until a Series 1999-1C Note has been redeemed or has been deemed no longer Outstanding under the Indenture (after which all accrued Carry-Over Amount with respect to such Series 1999-1C Note (and all accrued interest thereon) that remains unpaid shall be cancelled and no Carry-Over Amount (or interest accrued thereon) shall be paid with respect to such Series 1999-1C Note), (i) the Carry-Over Amount (and interest accrued thereon) shall be paid by the Trustee on such Series 1999-1C Note on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (a) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (b) moneys are available pursuant to the terms of the First Supplemental Indenture to pay such Carry-Over Amount (and interest accrued thereon), and (ii) interest shall accrue on the Carry-Over Amount at a per annum rate equal to the Series 1999-1C Note LIBOR-Based Rate until such Carry-Over Amount is paid in full or is cancelled.

     The Carry-Over Amount (and interest accrued thereon) for the Series 1999-1C Notes shall be paid by the Trustee on Outstanding Series 1999-1C Notes on the first occurring Interest Payment Date for a subsequent Interest Period if and to the extent that (a) the Eligible Carry-Over Make-Up Amount with respect to such Interest Period is greater than zero, and (b) moneys in the Surplus Account are available on such Interest Payment Date for transfer to the Interest Account for such purpose in accordance with the applicable provisions of the Indenture, after taking into account all other amounts payable from the Surplus Fund in accordance with such paragraph on such Interest Payment Date. Any Carry-Over Amount (and any interest accrued thereon) which is unpaid as of an Interest Payment Date with respect to any Series 1999-1C Note, which Series 1999-1C Note is to be redeemed or deemed no longer Outstanding under the First Supplemental Indenture on such Interest Payment Date, shall be paid to the Holder thereof on such Interest Payment Date to the extent that moneys are available therefor in accordance with the provisions of the preceding clauses (a) and (b); provided, however, that any Carry-Over Amount (and any interest accrued thereon) which is not so paid on such Interest Payment Date shall be cancelled with respect to such Series 1999-1C Note on such Interest Payment Date and shall not be paid on any succeeding Interest Payment Date. To the extent that any portion of the Carry-Over Amount (and any interest accrued thereon) remains unpaid after payment of a portion thereof, such unpaid portion shall be paid in whole or in part as required hereunder until fully paid by the Trustee on the next occurring Interest Payment Date or Dates, as necessary, for a subsequent Interest Period or Periods, if and to the extent that the conditions in the first sentence of this paragraph are satisfied. On any Interest Payment Date on which the Trustee pays less than all of the Carry-Over Amount (and any interest accrued thereon) with respect to a Series 1999-1C Note, the Trustee shall give written notice in the manner set forth in the immediately preceding paragraph to the Holder of such Series 1999-1C Note of the Carry-Over Amount remaining unpaid on such Series 1999-1C Note.

     The Interest Payment Date on which any Carry-Over Amount (or any interest accrued thereon) for the Series 1999-1C Notes shall be paid shall be determined by the Trustee in accordance with the provisions of the immediately preceding paragraph, and the Trustee shall make payment of the Carry-Over Amount (and any interest accrued thereon) in the same manner as, and from the same Account from which, it pays interest on the Series 1999-1C Notes on an Interest Payment Date.

     In the event that the Trustee no longer determines, or fails to determine, when required, the Series 1999-1C Note LIBOR-Based Rate with respect to an Interest Rate Determination Date, or if, for any reason, such manner of determination shall be held to be invalid or unenforceable, the Series 1999-1C Note LIBOR-Based Rate for the related Interest Period shall be the Net Loan Rate as determined by or on behalf of the Corporation with respect to such Interest Rate Determination Date, and if the Corporation shall fail or refuse to determine such Net Loan Rate, the Net Loan Rate shall be determined by a securities dealer appointed by the Trustee capable of making such a determination in accordance with the provisions hereof and written notice of such determination shall be given by such securities dealer to the Trustee.

     The determination of a Series 1999-1C Note Interest Rate by the Trustee or any other authorized Person pursuant to the provisions of the First Supplemental Indenture shall be conclusive and binding on the Holders of the Series 1999-1C Notes to which such Series 1999-1C Note Interest Rate applies, and the Corporation and the Trustee may rely thereon for all purposes.

     Notwithstanding any provision of this Note to the contrary, in no event shall the cumulative amount of interest paid or payable on this Note (including interest calculated as provided herein, plus any other amounts that constitute interest on this Note under applicable law, which are contracted for, charged, reserved, taken or received pursuant to this Note or related documents) calculated from the date of issuance of this Note through any subsequent day during the term of this Note or otherwise prior to payment in full of this Note exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under this Note or related documents or otherwise contracted for, charged, reserved, taken or received in connection with this Note, or if the redemption or acceleration of the maturity of this

Note results in payment to or receipt by the Registered Holder or any former Registered Holder hereof of any interest in excess of that permitted by applicable law, then notwithstanding any provision of this Note or related documents to the contrary all excess amounts theretofore paid or received with respect to this Note shall be credited on the principal balance of this Note (or, if this Note has been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of this Note and related documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under this Note and under the related documents.

     Subject to compliance with the provisions of the Indenture relating to certain asset requirements, the Series 1999-1C Notes are subject to cumulative sinking fund redemption on __________ 1 in each of the years ___________ through __________, at a Redemption Price equal to 100% of the principal amount thereof plus accrued interest to the date of redemption, but only to the extent there are amounts available therefor in the Revenue Fund and (except Balances therein consisting of Student Loans) the Surplus Fund. In addition, the Corporation may elect to apply Series 1999-1C Notes redeemed pursuant to other provisions of, or purchased and retired pursuant to, the Indenture as a credit against such sinking fund redemption in the manner provided in the Indenture.

     Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Series 1999-1 Notes may and, under the circumstances described in the next succeeding sentence, shall be redeemed, in whole or in part, on any regularly scheduled Interest Payment Date, at a Redemption Price equal to 100% of the principal amount of Series 1999-1 Notes so redeemed, from proceeds of the Series 1999-1 Notes constituting a portion of the Balance of the Acquisition Fund that have not been used to acquire Eligible Loans and from that portion of the Reserve Fund which, if left in the Reserve Fund upon such redemption, would cause the Balance in the Reserve Fund to exceed the Reserve Fund Requirement, calculated giving effect to such redemption. Such redemption shall be required on ____________, from such sources not so used by ___________, unless the Corporation delivers to the Trustee: (i) a Corporation Certificate certifying that, based on a Cash Flow Projection, the failure to so redeem Series 1999-1 Notes will not materially adversely affect the Corporation's ability to pay Debt Service on the Outstanding Notes and the Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees or to make required deposits to the Rebate Fund, and (ii) written confirmation from Moody's and Fitch to the effect that the failure to so redeem Series 1999-1 Notes will not result in a reduction or withdrawal of the rating of the Series 1999-1 Notes.

     Subject to compliance with the provisions of the Indenture relating to certain asset requirements, Outstanding Series 1999-1C Notes may, at the option of the Corporation, be redeemed on any regularly scheduled Interest Payment Date, in whole or in part, at a Redemption Price equal to 100% of the principal amount thereof to be redeemed, from amounts credited to the Retirement Account from the Surplus Account for such purpose in accordance with the Indenture and from that portion of the Reserve Fund which exceeds the Reserve Fund Requirement (calculated after giving effect to such redemption). If the Trustee shall have first certified that no deficiencies exist in any of the Rebate Fund, the Note Fund, the Reserve Fund or the Special Redemption Account, the

Trustee shall, upon Corporation Order, transfer to the Retirement Account any Balances in the Surplus Account (other than those consisting of Student Loans) which a Corporation Certificate states are not reasonably expected to be needed for the payment of scheduled Debt Service on the Outstanding Notes and Outstanding Other Obligations, Carry-Over Amounts (including accrued interest thereon) with respect to Outstanding Notes, Administrative Expenses or Note Fees, or for transfer to the Rebate Fund.

     Subject to compliance with the provisions of the Indenture relating to certain asset requirements and certain other requirements, Outstanding Series 1999-1C Notes may, at the option of the Corporation and from amounts credited to the Retirement Account for such purpose, be redeemed on __________, and on any date thereafter, in whole or in part, at the Redemption Prices (expressed as a percentage of principal amount) set forth below plus accrued interest to the Redemption Date:


                                                                      Redemption
         Redemption Period                                              Price
         -----------------                                            ----------

                               , through                                     %
         ----------------------          ----------------------
                               , through                                     %
         ----------------------          ----------------------
                               , and thereafter                           100%
         ----------------------

     If not all Series 1999-1 Notes are to be redeemed, the particular Series 1999-1 Notes to be redeemed are to be selected as provided in the Indenture.

     Notice of redemption shall be given by first-class mail mailed at least 30 days before the Redemption Date to each Holder of Series 1999-1C Notes to be redeemed at his last address appearing on the Note Register; but no defect in or failure to give such notice of redemption shall affect the validity of proceedings for redemption of any Note not affected by such defect or failure. All Series 1999-1C Notes so called for redemption will cease to bear interest on such Redemption Date, provided funds for their redemption have been duly deposited, and, except for the purpose of payment, shall no longer be protected by the Indenture and shall not be deemed Outstanding thereunder.

     It is provided in the Indenture that Series 1999-1C Notes of a denomination larger than $5,000 may be redeemed in part ($5,000 or an integral multiple thereof) and that upon any partial redemption of any such Series 1999-1C Note the same shall be surrendered in exchange for one or more new Notes of the same series in authorized form for the unredeemed portion of principal.

     If provision is made for the payment of principal of, premium, if any, and interest on this Note in accordance with the Indenture, this Note shall no longer be deemed Outstanding under the Indenture, shall cease to be entitled to the benefits of the Indenture and shall thereafter be payable solely from the funds provided for such payment.

     If an Event of Default shall occur, the principal of all the Outstanding Notes may and, under certain circumstances, shall be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Corporation and the rights of the Holders of the Notes and Other Beneficiaries under the Indenture at any time by the Corporation with, among other things, the consent of the Holders of two-thirds of the aggregate principal amount of Class A Notes at the time Outstanding, if affected thereby, and with the consent of the Holders of two-thirds of the aggregate principal amount of Class B Notes at the time Outstanding, if affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Class A Notes at the time Outstanding or Other Senior Beneficiaries or, if no Senior Obligations are Outstanding, the Holders of specified percentages in aggregate principal amount of the Class B Notes at the time Outstanding or Other Subordinate Beneficiaries, on behalf of the Holders of all the Notes, to waive certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Registered Holder of this Note and upon all future Registered Holders hereof and of any Note issued in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     This Note is transferable by the Registered Holder hereof upon surrender of this Note for transfer at the Principal Office of the Note Registrar (which shall be the Trustee unless and until an Authenticating Agent becomes the Note Registrar under the Indenture) or at the Principal Office of a duly appointed Authenticating Agent (the "Authenticating Agent," which term includes any successor Authenticating Agent under the Indenture), duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Note Registrar or the Authenticating Agent, as the case may be, and executed by the Registered Holder hereof or his attorney duly authorized in writing, with signature guarantees satisfactory to the Note Registrar or the Authenticating Agent, as the case may be. This Note may also be exchanged for one or more other Notes of the same series upon surrender hereof at the Principal Office of the Note Registrar or the Principal Office of an Authenticating Agent. Thereupon the Corporation shall execute and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in exchange for this Note, one or more new fully registered Notes in the name of the transferee, of an authorized denomination, in aggregate principal amount equal to the principal amount of this Note, of the same series and bearing interest at the same rate. Thereupon the Corporation shall execute and the Trustee or the Authenticating Agent, as the case may be, shall authenticate and deliver, in exchange for this Note, one or more new fully registered Notes in the name of the transferee, of an authorized denomination, in aggregate principal amount equal to the principal amount of this Note, of the same series and bearing interest at the same rate. No Authenticating Agent will be initially appointed with respect to the Series 1999-1C Notes. Notwithstanding the foregoing provisions of this paragraph, no Series 1999-1C Note shall be required to be transferred, (i) during a period beginning at the opening of business fifteen days before any selection of Series 1999-1C Notes for redemption and ending at the close of business on the day of such selection, or (ii) if such Series 1999-1C Note has been selected for redemption in whole or in part.

     The Corporation may require payment by the Registered Holder hereof of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of this Note, other than certain exchanges specifically exempted under the Indenture and not involving any transfer.

     The Corporation, the Trustee, each Paying Agent, any Authenticating Agent, the Note Registrar and any other agent of the Corporation may treat the Person in whose name this Note is registered on the Note Register as the absolute owner hereof for all purposes, whether or not this Note is overdue, and neither the Corporation, the Trustee, any Paying Agent, any Authenticating Agent, the Note Registrar nor any other such agent shall be affected by notice to the contrary.

     IT IS HEREBY CERTIFIED, RECITED, COVENANTED AND DECLARED that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Note have happened, do exist, and have been performed in regular and due time, form and manner as so required.

     This Note shall not be valid or become obligatory for any purpose or be entitled to any security or benefit under the Indenture until the Certificate of Authentication hereon shall have been signed by the Trustee or by the Authenticating Agent by the manual signature of one of its authorized representatives.

     IN WITNESS WHEREOF, the Corporation has caused this Note to be executed in its name by the manual signatures of its President and Secretary, and its corporate seal to be impressed hereon.

Dated:________________
                                           EDUCATION LOANS INCORPORATED


                                           __________________________
                                                    President

(SEAL)
                                           __________________________
                                                    Secretary




                               -------------------

                          CERTIFICATE OF AUTHENTICATION

     This Note is one of the Notes of the series designated therein and issued under the provisions of the within-mentioned Indenture.

                                                 U.S. BANK NATIONAL ASSOCIATION,
                                                   as Trustee

                                                 By____________________________
                                                     Authorized Representative

                               -------------------

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto ________________________ the within Note and irrevocably appoints
____________________________, attorney-in-fact, to transfer the within Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated  _______________________

PLEASE INSERT SOCIAL SECURITY       ___________________________
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE                         NOTICE:  The signature to this
                                    assignment must correspond with the
                                    name as it appears upon the face of the
____________________________        within Note in every particular,
                                    without any alteration whatsoever.

SIGNATURE GUARANTEED:



________________________________

                                    EXHIBIT C
                                    ---------

                           NOTICE OF A PAYMENT DEFAULT
                           ---------------------------

                          EDUCATION LOANS INCORPORATED
                         STUDENT LOAN ASSET-BACKED NOTES
                            SENIOR SERIES 1999-1A [B]


     NOTICE IS HEREBY GIVEN that a Payment Default has occurred and not been cured with respect to the Notes identified above. Determination of the Series 1999-1 Senior Note Interest Rate pursuant to the Auction Procedures will be suspended. The Series 1999-1 Senior Note Interest Rate on the Series 1999-1A [B] Notes for each Auction Period commencing after the date of Payment Default will equal the Non-Payment Rate as it is determined by the Trustee on the first day of such Auction Period.

     Terms used herein have the meanings set forth in the First Supplemental Indenture of Trust relating to the above-referenced Notes.


Dated:_______________
                                              U.S. BANK NATIONAL ASSOCIATION,
                                                as Trustee



                                              By:________________________

                                    EXHIBIT D
                                    ---------

                        NOTICE OF CURE OF PAYMENT DEFAULT
                        ---------------------------------

                          EDUCATION LOANS INCORPORATED
                         STUDENT LOAN ASSET-BACKED NOTES
                            SENIOR SERIES 1999-1A [B]


     NOTICE IS HEREBY GIVEN that a Payment Default with respect to the Notes identified above has been waived or cured. The next Interest Payment Date is and the next Auction Date is .

     Terms used herein have the meanings set forth in the First Supplemental Indenture of Trust relating to the above-referenced Notes.


Dated:_______________
                                           U.S. BANK NATIONAL ASSOCIATION,
                                             as Trustee



                                           By:________________________-

                                    EXHIBIT E
                                    ---------

                  NOTICE OF PROPOSED AUCTION PERIOD ADJUSTMENT
                  --------------------------------------------

                          EDUCATION LOANS INCORPORATED
                         STUDENT LOAN ASSET-BACKED NOTES
                            SENIOR SERIES 1999-1A [B]

     Notice is hereby given that EDUCATION LOANS INCORPORATED proposes to change the length of one or more Auction Periods with respect to the Notes identified above, pursuant to the First Supplemental Indenture of Trust relating to such Notes (the "First Supplemental Indenture"), as follows:

     1. The change shall take effect on the Interest Payment Date for the current Auction Period and the date of commencement of the next Auction Period (the "Effective Date").

     2. The Auction Period Adjustment in Paragraph 1 shall take place only if
(A) the Trustee and the Auction Agent receive, by 11:00 a.m., New York City time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, a certificate from the Market Agent, as required by the First Supplemental Indenture authorizing the change in length of one or more Auction Periods and (B) Sufficient Bids exist on the Auction Date for the Auction Period commencing on the Effective Date.

     3. If the condition referred to in (A) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred to in (B) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the Maximum Auction Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

     4. It is hereby represented, upon advice of the Auction Agent for the Notes described herein, that there were Sufficient Bids for such Notes at the Auction immediately preceding the date of this Notice.

     Terms used herein have the meanings set forth in the First Supplemental Indenture.


Dated:_________________
                                            EDUCATION LOANS INCORPORATED


                                            By:____________________________

                                    EXHIBIT F
                                    ---------

                  NOTICE ESTABLISHING AUCTION PERIOD ADJUSTMENT
                  ---------------------------------------------

                          EDUCATION LOANS INCORPORATED
                         STUDENT LOAN ASSET-BACKED NOTES
                            SENIOR SERIES 1999-1A [B]

     Notice is hereby given that EDUCATION LOANS INCORPORATED hereby establishes new lengths for one or more Auction Periods with respect to the Notes identified above pursuant to the First Supplemental Indenture of Trust relating to such Notes (the "First Supplemental Indenture"):

     1. The change shall take effect on _______________, the Interest Payment Date for the current Auction Period and the date of commencement of the next Auction Period (the "Effective Date").

     2. For the Auction Period commencing on the Effective Date, the Interest Payment Date shall be ________________, or the next succeeding Business Day if such date is not a Business Day.

     3. For Auction Periods occurring after the Auction Period the Interest Payment Dates shall be [_______________ (date) and every _____________ (number) ______________ (day of week) thereafter] [every ______________ (number) (day of week) after the date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in Section 11 of the First Supplemental Indenture.

     4. The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the First Supplemental Indenture and our prior notice dated ________________ regarding the proposed change.

     Terms used herein have the meanings set forth in the First Supplemental Indenture.


Dated:_______________
                                                EDUCATION LOANS INCORPORATED


                                                By:________________________

                                    EXHIBIT G
                                    ---------

                        NOTICE OF CHANGE IN AUCTION DATE
                        --------------------------------

                          EDUCATION LOANS INCORPORATED
                         STUDENT LOAN ASSET-BACKED NOTES
                            SENIOR SERIES 1999-1A [B]

     Notice is hereby give by Salomon Smith Barney Inc., as Market Agent for the Notes identified above, that, with respect to such Notes, the Auction Date is hereby changed as follows:

     1. With respect to such Notes, the definition of "Auction Date" shall be deemed amended by substituting "_________________ (number) Business Day" in the third and fourth lines thereof and by substituting "_____________________ (number) Business Days" for "two (2) Business Days" in subsection (d) thereof.

     2. This change shall take effect on _______________, which shall be the Auction Date for the Auction Period commencing on _______________.

     3. The Auction Date for such Notes shall be subject to further change hereafter as provided in the First Supplemental Indenture of Trust relating to such Notes (the "First Supplemental Indenture").

     Terms used herein have the meanings set forth in the First Supplemental Indenture.


Dated:___________________
                                                  SALOMON SMITH BARNEY INC., as
                                                    Market Agent


                                                  By:________________________

                                    EXHIBIT H
                                    ---------

                   [List of Student Loan Purchase Agreements]




                                      H-1